================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by Registrant  [X]
Filed by a Party other than the Registrant   [ ]

(Check the appropriate box:)
    [ ]      Preliminary Proxy Statement
    [ ]      Confidential, for Use of the Commission Only
             (as permitted by Rule 14a-6(e)(2))
    [X]      Definitive Proxy Statement
    [ ]      Definitive Additional Materials
    [ ]      Soliciting Material Pursuant to 240.14a-12

                         AMCOL INTERNATIONAL CORPORATION
                (Name of Registrant as Specified in its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)   Title of each class of securities to which transaction applies:

    2)   Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4)   Proposed maximum aggregate value of transaction:

    5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

    2)   Form, Schedule or Registration Statement No.:

    3)   Filing Party:

    4)   Date Filed:

================================================================================

                         AMCOL INTERNATIONAL CORPORATION
                               One North Arlington
                        1500 West Shure Drive, Suite 500
                     Arlington Heights, Illinois 60004-7803

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held On May 11, 2006

To Our Shareholders:

         The annual meeting of shareholders of AMCOL International Corporation, or AMCOL, will take place on Thursday, May 11, 2006, at 11:00 AM, Central Daylight Savings Time, at the Hilton Hotel Northbrook, 2855 North Milwaukee Avenue, Northbrook, Illinois, for the following purposes:

         1. To elect three (3) directors for a three-year term or until their successors are elected and qualified;

         2. To approve the AMCOL International Corporation 2006 Long-Term Incentive Plan;

         3. To approve the AMCOL International Corporation Annual Cash Incentive Plan; and

         4. To transact any other business which properly comes before the annual meeting.

         Only shareholders of record of AMCOL's common stock as of the close of business on March 17, 2006 will be entitled to notice of and to vote at the annual meeting and at any adjournments of the annual meeting.

         The Board of Directors recommends that you vote "FOR" each of AMCOL's nominees for director and "FOR" both the 2006 Long-Term Incentive Plan and the Annual Cash Incentive Plan.

         Whether or not you plan to attend the annual meeting, please complete, sign, date and mail the proxy card in the enclosed self-addressed, postage-paid envelope, or vote by telephone or the Internet in accordance with the instructions provided. Please do not submit a proxy card if you have voted by telephone or the Internet. If you attend the annual meeting, you may revoke your proxy and, if you wish, vote your shares in person. Thank you for your interest and cooperation.

                                             By Order of the Board of Directors,


                                             Clarence O. Redman
                                             Secretary

Arlington Heights, Illinois
April 10, 2006

                         AMCOL INTERNATIONAL CORPORATION
                               One North Arlington
                        1500 West Shure Drive, Suite 500
                     Arlington Heights, Illinois 60004-7803

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held On May 11, 2006

                                  INTRODUCTION

         We are furnishing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of AMCOL International Corporation, or AMCOL, for use at our annual meeting of shareholders to be held on Thursday, May 11, 2006, at 11:00 AM, Central Daylight Savings Time, at the Hilton Hotel Northbrook, 2855 North Milwaukee Avenue, Northbrook, Illinois, and at any adjournment of the annual meeting. This proxy statement and the accompanying proxy card are first being mailed or delivered to shareholders of AMCOL on or about April 10, 2006.

         At the annual meeting, you will be asked to consider and vote upon the following matters:

         1. The election of three (3) directors for a three-year term or until their successors are elected and qualified;

         2. The approval of the AMCOL International Corporation 2006 Long-Term Incentive Plan;

         3. The approval of the AMCOL International Corporation Annual Cash Incentive Plan; and

         4. Any other business which properly comes before the annual meeting.

         The Board of Directors recommends that you vote "FOR" each of AMCOL's nominees for director and "FOR" both the 2006 Long-Term Incentive Plan and the Annual Cash Incentive Plan.

         Whether or not you plan to attend the annual meeting, please complete, sign, date and mail the proxy card in the enclosed self-addressed, postage-paid envelope, or vote by telephone or the Internet in accordance with the instructions provided. Please do not submit a proxy card if you have voted by telephone or the Internet. If you attend the annual meeting, you may revoke your proxy and, if you wish, vote your shares in person.

               The date of this proxy statement is April 10, 2006.

                               THE ANNUAL MEETING

General

         This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of AMCOL for use at the annual meeting to be held on Thursday, May 11, 2006, at 11:00 AM, Central Daylight Savings Time, at the Hilton Hotel Northbrook, 2855 North Milwaukee Avenue, Northbrook, Illinois, and at any adjournment of the annual meeting.

Record Date

         The Board of Directors has fixed the close of business on March 17, 2006, as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting or any adjournment. Accordingly, only holders of record of AMCOL's common stock at the close of business on the record date will be entitled to vote at the annual meeting, either by proxy or in person. As of the record date, there were 29,937,861 shares of AMCOL's common stock issued and outstanding.

Purpose of the Annual Meeting; Recommendations of the Board of Directors

         At the annual meeting, AMCOL's shareholders will be asked to consider and vote upon the following matters:

         o        the election of three (3) directors;

         o        the approval of the 2006 Long-Term Incentive Plan;

         o        the approval of the Annual Cash Incentive Plan; and

         o any other business which properly comes before the annual meeting.

         The Board of Directors recommends that you vote "FOR" each of AMCOL's nominees for director and "FOR" both the 2006 Long-Term Incentive Plan and the Annual Cash Incentive Plan.

Proxies; Vote Required

         In deciding all questions, a holder of AMCOL's common stock is entitled to one vote, in person or by proxy, for each share held in such holder's name on the record date. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of AMCOL's common stock is necessary to constitute a quorum at the annual meeting.

         With respect to the election of directors, shareholders may vote (a) in favor of all nominees, (b) to withhold votes as to all nominees, or (c) to withhold votes for specific nominees. Directors are elected by a plurality vote, so the three director nominees receiving the greatest number of votes will be elected. Votes withheld will be counted as present for purposes of determining a quorum. Withheld votes will not affect the outcome of the election.

         With respect to the proposals to approve the AMCOL International Corporation 2006 Long-Term Incentive Plan and the AMCOL International Corporation Annual Cash Incentive Plan, shareholders may vote: (a) in favor of the plan, (b) against the plan, or (c) abstain from voting on the plan. Abstentions will be counted as present for purposes of determining a quorum. Since a majority of the shares represented at the meeting and entitled to vote is required for approval of these plans, abstentions will have the effect of a vote against approval of the plans.

         Under New York Stock Exchange rules, the proposals to elect directors and approve the AMCOL International Corporation Annual Cash Incentive Plan are considered "discretionary" items. Therefore, brokers may vote in their discretion on these matters on behalf of clients who have not furnished voting instructions to the broker. In contrast, the proposal to approve the AMCOL International Corporation 2006 Long-Term Incentive Plan is a "non-discretionary" item, and brokers who have not received voting instructions from their clients may not vote on this proposal. These so-called "broker non-votes" will not be considered in determining the number of votes necessary for approval, and, therefore, will have no effect on the outcome.

         The New York Stock Exchange listing requirements require that the total votes cast on the approval of the AMCOL International Corporation 2006 Long-Term Incentive Plan must represent over 50% of the outstanding common stock entitled to vote.

         All properly delivered proxies received by AMCOL prior to the annual meeting and not revoked will be voted in accordance with the instructions provided. Unless contrary instructions are marked, proxies will be voted "FOR" each of AMCOL's nominees for director and "FOR" both the 2006 Long-Term Incentive Plan and the Annual Cash Incentive Plan. The Board of Directors knows of no other business that will be presented for consideration at the annual meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

         Any shareholder may revoke his or her proxy at any time prior to or at the annual meeting by doing any of the following:

         o giving written notice to the Secretary of AMCOL at One North Arlington, 1500 West Shure Drive, Suite 500, Arlington Heights, Illinois, 60004-7803;
         o        submitting a duly executed proxy bearing a later date;
         o        voting by telephone or the Internet on a later date; or
         o        attending the annual meeting and voting in person.

         Attendance at the annual meeting will not, in itself, constitute revocation of a proxy.

Proxy Solicitation and Expenses

         The accompanying proxy is being solicited on behalf of the Board of Directors of AMCOL. All expenses of this solicitation, including the cost of preparing and mailing this proxy statement, will be paid by AMCOL. Solicitation of holders of AMCOL's common stock by mail, telephone, facsimile, e-mail or by personal solicitation may be done by directors, officers and regular employees of AMCOL, for which they will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of AMCOL's common stock as of the record date will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by AMCOL for their reasonable out-of-pocket expenses.

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

         AMCOL's Board of Directors consists of 10 directors. AMCOL's Certificate of Incorporation divides the Board of Directors into three classes, with the members of one class elected each year for a three-year term. The terms of the Class II directors will expire at the annual meeting. The following tables set forth certain information regarding the director nominees and the continuing members of the Board.

Information Concerning Nominees

                                    Class II
                      (If elected, term to expire in 2009)

NAME                              AGE      DIRECTOR SINCE    PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
---------------------------    --------    --------------    -------------------------------------------------------------
Robert E. Driscoll, III           67            1985         Retired Dean and Professor of Law, University of South Dakota.

Daniel P. Casey                   63            2002         Retired Chief Financial Officer and Vice Chairman of the Board
                                                             of Gaylord Container Corporation, a manufacturer and
                                                             distributor of brown paper and packaging products.  Also a director of Caraustar Industries, Inc., a recycled packaging company.

Dale E. Stahl                     58            1995         Retired from Inland Paperboard and Packaging, Inc., a
                                                             manufacturer of containerboard and corrugated boxes, where Mr.
                                                             Stahl served as President, Chief Executive Officer and Chief
                                                             Operating Officer from June 2000 until September 2003.  Prior thereto, President and Chief Operating Officer of Gaylord
                                                             Container Corporation, a manufacturer and distributor of brown paper and packaging products.

         The Board of Directors recommends that AMCOL's shareholders vote "FOR" each of the nominees named above.

Information Concerning Continuing Members of the Board

                                    Class III
                             (Term expiring in 2007)

NAME                             AGE       DIRECTOR SINCE    PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
---------------------------    --------    --------------    -------------------------------------------------------------
Arthur Brown                      65            1990         Chairman and retired Chief Executive Officer (since May 2003)
                                                             of Hecla Mining Company, a producer of precious metals.

Jay D. Proops                     64            1995         Private investor since 1995; prior thereto, Vice Chairman and co-founder of The  Vigoro Corporation,  a manufacturer and distributor of fertilizers and related products. Also a
                                                             director of Chemtura Corporation, a producer of specialty
                                                             chemicals.

Paul C. Weaver*                   43            1995         Vice President of Information Resources, Inc. since 2002; prior thereto Managing Partner of Consumer Aptitudes, Inc. since July
                                                             1997 (both companies engage in marketing research).

*  Paul C. Weaver and Audrey L. Weaver are first cousins.

                                     Class I
                             (Term expiring in 2008)

NAME                             AGE       DIRECTOR SINCE    PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
---------------------------    --------    --------------    --------------------------------------------------------------
John Hughes                       63            1984         Chairman of the Board; Chief Executive Officer of AMCOL from
                                                             1985 until May 2000.

Clarence O. Redman                63            1989         Secretary of AMCOL since 1982.  Also, of counsel to Lord,
                                                             Bissell & Brook LLP since October 1997, the law firm that
                                                             serves as corporate counsel to AMCOL.

Lawrence E. Washow                52            1998         President and Chief Executive Officer of AMCOL since May 2000 and Chief Operating Officer of AMCOL since August 1997.

Audrey L. Weaver*                 51            1997         Private investor.

*  Paul C. Weaver and Audrey L. Weaver are first cousins.

                                  PROPOSAL TWO:
                 APPROVAL OF THE AMCOL INTERNATIONAL CORPORATION
                          2006 LONG-TERM INCENTIVE PLAN

GENERAL

         On February 7, 2006, our Board of Directors adopted, subject to shareholder approval, the AMCOL International Corporation 2006 Long-Term Incentive Plan (the "Long-Term Incentive Plan"). The Board is asking the shareholders to approve the Long-Term Incentive Plan to advance the interests of AMCOL by providing eligible directors and employees of AMCOL with the opportunity to acquire shares of AMCOL's common stock. By encouraging such stock ownership, AMCOL seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentives to directors and employees of AMCOL to promote the success of the business.

         The following summary of the Long-Term Incentive Plan should be read in conjunction with the complete Long-Term Incentive Plan, which is attached to this proxy statement as Appendix A.

SUMMARY OF THE LONG-TERM INCENTIVE PLAN

         Type of Awards. The Long-Term Incentive Plan provides for the granting of awards of nonqualified stock options ("NSOs"), incentive stock options ("ISOs"), restricted stock or restricted stock units, some of which may be issued as qualified performance-based awards, and stock appreciation rights ("SARs") (collectively, "Awards").

         Administration. The Long-Term Incentive Plan will be administered by our Compensation Committee. All determinations of the Compensation Committee are made by a majority vote of its members and are final and binding on all participants. The Compensation Committee has discretionary authority to: (i) construe and interpret the Long-Term Incentive Plan; (ii) establish, amend and rescind appropriate rules and regulations relating to the Long-Term Incentive Plan; (iii) select the individuals who will receive Awards under the Long-Term Incentive Plan and determine the size and terms of such Awards, retaining the right to amend or modify the Awards as permitted under the Long-Term Incentive Plan; (iv) contest rulings or decisions on matters relating to the Long-Term Incentive Plan or to any Awards; (v) make other decisions necessary or advisable for the administration of the Long-Term Incentive Plan; and (vi) determine the form in which tax withholding under the Long-Term Incentive Plan will be made.

         Participants. Present and future directors, officers and employees of AMCOL or any subsidiary or affiliate shall be eligible to participate in the Long-Term Incentive Plan. The Compensation Committee from time to time shall select those officers, directors and employees of AMCOL and any subsidiary or affiliate of AMCOL who shall be designated as participants.

         Number of Shares of Common Stock Available. The Long-Term Incentive Plan permits a total of 1,500,000 shares of AMCOL's common stock to be awarded to participants. Shares issued under the Long-Term Incentive Plan may be either authorized but unissued shares or treasury shares. If any Award shall terminate, expire, be cancelled or forfeited as to any number of shares of common stock (other than a cancellation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code")), new Awards may thereafter be awarded with respect to such shares. The maximum number of shares for which Awards may be granted under the Long-Term Incentive Plan pursuant to ISOs shall be 500,000 and the maximum number of shares of common stock for which Awards of restricted stock and restricted stock units may be granted under the Long-Term Incentive Plan shall be 500,000. In addition, the total number of shares of common stock with respect to which Awards may be granted to any participant in any calendar year shall not exceed 200,000 shares and the total number of shares of common stock with respect to Qualified Performance-Based Awards that can be paid to any Covered Employee in any performance period shall not exceed 100,000 shares.

         Nonqualified Stock Options. The Long-Term Incentive Plan provides for the granting of NSOs to any participant. The Compensation Committee has the authority to determine the terms and conditions of each grant including the number of shares subject to each NSO, the option period and the option exercise price. The NSO exercise price may not be less than 100% of the fair market value of the common stock on the date of grant.

         Unless the Compensation Committee otherwise determines, the option period for NSOs granted pursuant to the Long-Term Incentive Plan will expire upon the earliest of: ten years after the date of grant; three months after termination of employment for any reason other than cause, death, total and permanent disability or retirement on or after age 65 (nonemployee directors will be treated as being terminated when they cease to serve on the Board); immediately upon termination of employment for cause; sixty months after termination of employment on account of retirement after age 65; twelve months after death or termination of employment on account of total and permanent disability; or such other date or event as specified by the Compensation Committee.

         Incentive Stock Options. The Long-Term Incentive Plan provides for the granting of ISOs to any employee of AMCOL. The Compensation Committee has the authority to determine the terms and conditions of each ISO grant, including without limitation, the number of shares subject to each ISO and the option period. The ISO exercise price is also determined by the Compensation Committee and may not be less than the fair market value of AMCOL's common stock on the date of grant and not less than 110% of such fair market value if the participant was the holder of more than 10% of AMCOL's outstanding voting securities on the date of the grant.

         Unless the Compensation Committee otherwise determines, the option period for ISOs granted under the Long-Term Incentive Plan will expire upon the earliest of: ten years after the date of grant (five years in the case of a holder of more than 10% of AMCOL's outstanding voting securities); three months after termination of employment for any reason other than cause, death or total and permanent disability; immediately upon termination of employment for cause; twelve months after death or termination of employment on account of total and permanent disability; or such other date or event as specified by the Compensation Committee.

         Restricted Stock and Restricted Stock Units. The Long-Term Incentive Plan permits the granting of awards of shares of restricted stock and restricted stock units to any participant. Awards of shares of restricted stock and restricted stock units may be issued to participants without payment. Upon completion of a vesting period and the fulfillment of any required conditions, restrictions upon the shares of restricted stock or the restricted stock units expire and new certificates representing unrestricted shares of common stock are issued to the participant. Generally, in the case of shares of restricted stock, the participant will have all of the rights of a shareholder of AMCOL including, but not limited to, the right to vote such shares and the right to receive dividends payable with respect to the shares of restricted stock. In the case of an Award of restricted stock units, no shares of common stock or other property shall be issued at the time the Award is granted. Upon the lapse or waiver of restrictions and the restricted period relating to restricted stock units, shares of common stock shall be issued to the holder of the restricted stock units and evidenced in such manner as the Compensation Committee may deem appropriate.

         Stock Appreciation Rights. The Long-Term Incentive Plan provides for the granting of SARs to any participant. SARs granted by the Compensation Committee pursuant to the Long-Term Incentive Plan may relate to and be associated with all or any part of a specific ISO or NSO. A SAR shall entitle the participant to surrender any then exercisable portion of the SAR and, if applicable, the related ISO or NSO. In exchange, the participant would receive from AMCOL an amount equal to the product of the excess of the fair market value of the common stock on the date the SARs were issued, or, if the SARs are related to an ISO or an NSO, the per share exercise price under such option and the number of shares of common stock subject to such SAR, and, if applicable, the related option which is surrendered. SARs may be exercisable during a period established by the Compensation Committee and, if related to an ISO or NSO, shall terminate on the same date as the related option. Upon exercise, participants may be paid in shares of common stock or cash, as determined by the Compensation Committee.

         Performance-Based Awards. The Compensation Committee may grant awards of restricted stock or restricted stock units that are subject to the achievement of performance goals as may be determined by the Compensation Committee. Such Awards, when they are intended to qualify under Section 162(m) of the Code, are called "Qualified Performance-Based Awards," and will be granted to persons whom the Compensation Committee anticipates to be "Covered Employees" within the meaning of Section 162(m) of the Code. The term Covered Employee means AMCOL's Chief Executive Officer and each other person whose compensation is required to be disclosed in AMCOL's filings with the Securities and Exchange Commission by reason of that person being among the four highest compensated executive officers of AMCOL on the last day of a taxable year. The Compensation Committee may in its discretion grant Awards to Covered Employees that are performance based but are not intended to qualify as Qualified Performance-Based Awards.

         To the extent necessary to comply with the Qualified Performance-Based Award requirements of Section 162(m) of the Code, with respect to any award of restricted stock or restricted stock units that may be granted to one or more Covered Employees and intended to comply with the requirements for performance-based awards under Section 162(m), the Compensation Committee will, in writing, (a) designate one or more Covered Employees, (b) select the performance criteria applicable to the performance period, (c) establish the performance goals, and amounts of such Awards, as applicable, which may be earned for such performance period, and (d) specify the relationship between performance criteria and the performance goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for the performance period. Following the completion of each performance period, the Compensation Committee will certify in writing whether the applicable performance goals have been achieved for the performance period. No Award or portion thereof that is subject to the satisfaction of any condition will be considered to be earned or vested until the Compensation Committee certifies in writing that the conditions to which the distribution, earning or vesting of the Award is subject have been achieved. During the performance period, the Compensation Committee may not increase the amount of a Qualified Performance-Based Awards that would otherwise be payable upon satisfaction of the conditions, but may reduce or eliminate the payments as provided for in the Award Agreement.

         The payment of performance-based awards under the Long-Term Incentive Plan will be based upon the attainment of performance goals related to one or more performance criteria selected by the Compensation Committee from among the following measures, individually or in combination: (i) return on capital; (ii) earnings per share; (iii) net sales; (iv) net earnings; (v) net operating profits; (vi) expense control; (vii) working capital relating to inventory and/or accounts receivable; (viii) operating margin; (ix) share price performance; (x) implementation or completion of critical projects; and (xi) total return to shareholders.

         The Manner of Option Exercise. The Compensation Committee may permit the exercise price for options granted under the Long-Term Incentive Plan to be paid in cash or shares of common stock, including shares which the participant received upon the exercise of one or more options, provided that the shares meet any criteria established by the Compensation Committee. The Compensation Committee may also permit the option exercise price to be paid by the participant's delivery of an election directing AMCOL to withhold shares from the common stock otherwise due upon exercise of the option or any method permitted by law.

         Nontransferability. ISOs are not transferable, voluntarily or involuntarily, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. During a participant's lifetime, his ISOs may be exercised only by him. All other Awards are not transferable other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order as defined by the Code or in the Compensation Committee's discretion after vesting.

         Vesting. Unless the Compensation Committee establishes a different vesting schedule at the time of grant, Awards generally vest 33% after one year, 66% after two years and 100% after three years. A participant may not exercise an option or SAR or transfer shares of restricted stock until the Award has vested. Under the Long-Term Incentive Plan, generally, if a participant's employment with AMCOL or service on the Board of Directors is terminated due to retirement (after the participant's 65th birthday or 55th birthday with the consent of the Compensation Committee), death or disability, the participant's Awards will become fully vested. If within 12 months following a "Change of Control" (as defined in the Long-Term Incentive Plan), the employment of a participant is terminated without cause or the participant resigns for good reason, any Award issued to the participant shall be fully vested, and, in the case of an Award other than an Award of restricted stock or restricted stock units, fully exercisable for 90 days following the date on which the participant's service with AMCOL is terminated, but not beyond the date the Award would otherwise expire. If a participant's employment with or service with AMCOL is terminated for any other reason, any Awards that are not yet vested are forfeited.

         Adjustments for Change in Capitalization. The Long-Term Incentive Plan provides that in the event of a stock dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of AMCOL, or a merger, consolidation, acquisition of property or shares, separation, spinoff, reorganization, stock rights offering, liquidation, the Compensation Committee may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to the share reserve, the share limitations described above, and the purchase price and number of shares subject to outstanding Awards.

         Cashouts. In the event of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, or other extraordinary corporate transaction, the Compensation Committee may, in such manner and to such extent (if any) as it deems appropriate and equitable, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards for the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of common stock upon or in respect of such event. However, in each case, that with respect to any ISO no such adjustment may be made that would cause the Long-Term Incentive Plan to violate Section 422 of the Code (or any successor provision).

         Withholding Tax. AMCOL shall have the right to withhold in cash or shares of common stock with respect to any payments made to participants, any taxes required by law to be withheld because of such payments.

         Federal Tax Consequences. The following brief description of the tax consequences of Awards under the Long-Term Incentive Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

         Incentive Stock Options. A grantee generally will have no taxable
         -----------------------
income upon either the grant or exercise of an ISO. If the grantee does not dispose of shares acquired pursuant to the exercise of an ISO within two years of the grant or one year of the exercise, any gain or loss realized in his subsequent disposition will be capital gain or loss. If such holding period requirements are not satisfied, the grantee will generally realize ordinary income at the time of disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise (or if less, the amount realized upon disposition) over the option price. Any remaining gain is taxed as long-term or short-term capital gain.

         Nonqualified Stock Options. The grant of an NSO generally is not a
         --------------------------
taxable event for the grantee. Upon exercise of the option, the grantee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of exercise) over the exercise price of such option. AMCOL will be entitled to a deduction equal to the amount of ordinary income recognized by the grantee in the year in which such taxable income is recognized and AMCOL is required to withhold federal income taxes with respect to any amounts included in the grantee's taxable income.

         Stock Appreciation Rights. The grant of a SAR generally is not a
         -------------------------
taxable event for the grantee. However, upon exercise of the SAR, the grantee generally will recognize ordinary income equal to the amount of any cash received or the fair market value of any common stock received.

         Restricted Stock Awards and Restricted Stock Units. A grant of
         --------------------------------------------------
restricted stock or restricted stock units generally is not a taxable event for the grantee. However, when the applicable restrictions lapse, the grantee generally will recognize ordinary income equal to the excess of the fair market value of such stock on the date of lapse over the amount, if any, paid for such stock and AMCOL is permitted a commensurate compensation expense deduction for income tax purposes. Alternatively, with respect to a grant of restricted stock, the grantee may file an election under Section 83(b) of the Code, in which case the grantee will recognize ordinary income on the date of grant equal to the excess of the fair market value of such stock on the date of grant over the amount, if any, paid for such stock.

         AMCOL is entitled to a deduction equal to the amount includable in the participant's gross income for AMCOL's tax year in which or with which ends the participant's taxable year in which the amount is included in the participant's gross income. AMCOL's deduction is also subject to the limitations imposed by Code Section 162(m) mentioned below. If the participant subsequently disposes of the restricted stock after it becomes substantially vested, the participant will recognize capital gain or loss equal to the difference between the amount realized and the participant's basis in the restricted stock, assuming the restricted stock is held as a capital asset. Unless an election under Code
Section 83(b) is made, dividends paid to a participant while the restricted stock remains subject to restrictions are treated as compensation for federal income tax purposes. Any dividends paid on the restricted stock subsequent to a Code Section 83(b) election are treated as dividend income, rather than compensation, for federal income tax purposes.

         Section 162(m). Section 162(m) of the Code generally disallows a public
         --------------
company's tax deduction for compensation in excess of $1 million paid in any taxable year to a Covered Employee. Compensation that qualifies as "performance-based compensation", however, is excluded from the $1 million deductibility cap. AMCOL intends that some of the Awards granted to employees whom the Compensation Committee expects to be Covered Employees at the time a deduction arises in connection with the Awards qualify as "performance-based compensation" so that deductions with respect to those Awards will not be subject to the $1 million cap under Section 162(m) of the Code. Future changes in Section 162(m) of the Code or the regulations thereunder may adversely affect the ability of AMCOL to ensure that Awards under the 2006 Long-Term Incentive Plan will qualify as "performance based compensation" so that deductions are not limited by Section 162(m) of the Code.

         Amendment; Termination. The Board of Directors may amend the Long-Term Incentive Plan at any time, but may not: 1) impair the rights of participants with respect to any outstanding Awards without the consent of participants; 2) increase the limitations on the shares available under the Long-Term Incentive Plan, unless such increase is approved by the shareholders; or 3) amend the provision of the Long-Term Incentive Plan that requires shareholder approval before repricing an Award. The Long-Term Incentive Plan will terminate ten years after its adoption by the Board of Directors; provided, however, that the Board of Directors may terminate the Long-Term Incentive Plan at any time.

         New Plan Benefits. The grant of Awards under the Long-Term Incentive Plan is within the discretion of the Compensation Committee administering the Long-Term Incentive Plan or the Board of Directors. Accordingly, the dollar value or number of Awards that will be received or allocated to any participant under the Long-Term Incentive Plan cannot be determined.

         The Board of Directors recommends that you vote "FOR" the approval of the Long-Term Incentive Plan.

                                 PROPOSAL THREE:
                 APPROVAL OF THE AMCOL INTERNATIONAL CORPORATION
                           ANNUAL CASH INCENTIVE PLAN

GENERAL

         On February 7, 2006, the Board of Directors adopted, subject to shareholder approval, the AMCOL International Corporation Annual Cash Incentive Plan ( the "Cash Incentive Plan"). The Board of Directors believes it to be in the best interest of AMCOL to adopt the Cash Incentive Plan to promote AMCOL's long-term growth and profitability by providing employees with incentives to improve shareholder value.

         The Cash Incentive Plan is designed to provide "performance-based compensation" under Section 162(m) of the Code. Under Section 162(m) of the Code, AMCOL generally is not eligible for a federal income tax deduction for compensation paid to Covered Employees, meaning AMCOL's Chief Executive Officer and the four other most highly compensated executive officers to the extent that they receive compensation of more than $1 million in any year. However, compensation that is "performance-based" within the meaning of Section 162(m) of the Code is not subject to these deduction limits. To be performance-based, among other requirements, the compensation must be paid only upon the attainment of certain performance goals using performance criteria that have been approved by our shareholders.

         AMCOL may grant discretionary awards to employees that are not subject to any of the these criteria under another compensation plan, the Annual Discretionary Cash Incentive Plan. The following is a brief description of the principal features of the Cash Incentive Plan, which is attached to this proxy statement as Appendix B.

SUMMARY OF THE PLAN

         Administration. The Cash Incentive Plan will be administered by our Compensation Committee, which shall have full and exclusive discretionary power to interpret the terms and the intent of the Cash Incentive Plan and any award agreement or other agreement or document ancillary to or in connection with the Cash Incentive Plan, to determine eligibility for awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Cash Incentive Plan as the Compensation Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting award recipients, establishing all award terms and conditions, including the terms and conditions set forth in award agreements, determining if such terms and conditions have been met and adopting modifications and amendments to the Cash Incentive Plan or any award agreement.

         Eligibility. Awards may be granted under the Cash Incentive Plan to the executive officers and other key employees of AMCOL, as selected by the Compensation Committee in its discretion.

         Terms of the Awards. The Compensation Committee in its discretion may determine the performance goals to be achieved during any performance period, the length of any performance period and the amount of any award. All awards are payable in cash and, at the discretion of the Compensation Committee, may be paid following the close of the performance period or on a deferred basis. The Compensation Committee may establish different levels of payment under an award to correspond with different levels of achievement of performance goals specified in the award. The Compensation Committee may reduce or eliminate an award made under the Cash Incentive Plan for any reason. The maximum aggregate award that a participant may receive in any one calendar year may not exceed $2,000,000.

         The payment of awards under the Cash Incentive Plan will be based upon the attainment of performance goals related to one or more performance criteria selected by the Compensation Committee from among the following measures, individually or in combination: (i) return on capital; (ii) earnings per share;
(iii) net sales; (iv) net earnings; (v) net operating profits; (vi) expense control; (vii) working capital relating to inventory and/or accounts receivable;
(viii) operating margin; (ix) share price performance; (x) implementation or completion of critical projects; and (xi) total return to shareholders.

         Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Award requirements of Section 162(m) of the Code, the Compensation Committee will, in writing, (a) designate one or more Covered Employees, (b) select the performance criteria applicable to the performance period, (c) establish the performance goals, and amounts of such Awards, as applicable, which may be earned for such performance period, and (d) specify the relationship between performance criteria and the performance goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for the performance period.

         Following the completion of each performance period, the Compensation Committee will certify in writing whether the applicable performance goals have been achieved for the performance period. No Award or portion thereof that is subject to the satisfaction of any condition will be considered to be earned until the Compensation Committee certifies in writing that the conditions to which the distribution of the Award is subject have been achieved. During the performance period, the Compensation Committee may not increase the amount of a Qualified Performance-Based Awards that would otherwise be payable upon satisfaction of the conditions, but may reduce or eliminate the payments as provided for in the Award Agreement.

         Amendment and Termination. The Compensation Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Cash Incentive Plan and any award agreement in whole or in part; provided, however, no amendment of the Cash Incentive Plan shall be made without shareholder approval if shareholder approval is required under Section 162(m) of the Code.

         New Plan Benefits. Awards under the Cash Incentive Plan will be granted in the discretion of the Compensation Committee. Except as described below, the recipients and other terms of such awards cannot be determined at this time. Information regarding our recent practices with respect to cash bonus awards is presented in the "Summary Compensation Table" section in this Proxy Statement. AMCOL may authorize and pay cash and non-cash incentive awards under plans and arrangements other than the Cash Incentive Plan.

FEDERAL INCOME TAX CONSEQUENCES

         Amounts paid pursuant to the Cash Incentive Plan are intended to qualify as "qualified performance-based compensation" under section 162(m) of the Code. Therefore, AMCOL believes that under existing federal income tax laws, such amounts will be deductible by AMCOL when paid to an award recipient. An award recipient will generally be required to recognize ordinary income upon receipt of compensation under the Cash Incentive Plan.

2006 AWARDS

         In February 2006, the Compensation Committee authorized certain incentive awards to executive officers under the Cash Incentive Plan, subject to shareholder approval of the Cash Incentive Plan. These awards are intended to qualify for full deductibility under Section 162(m) of the Code if they are subsequently earned and paid out. These are cash incentive awards for the 2006 fiscal year, which will become payable for 2006 performance if certain target performance goals are achieved.

         Target performance goals may be based upon one or more objective business criteria that apply to the individual participant, one or more business units or subsidiaries or AMCOL as a whole. The criteria may be weighed differently for each participant. For 2006, the business criteria for each of the executives named in the table below includes earnings per share and return on capital employed. The business criteria for Messrs. McKendrick and Morrison also includes environmental segment operating profit and business operating profit, respectively. No amount will be payable unless a specified "threshold" performance level is reached.

         The table below shows the amounts payable under the Cash Incentive Plan upon achievement of specified levels of performance for 2006:

                                                  THRESHOLD                      MAXIMUM
NAME AND POSITION                                   LEVEL      TARGET LEVEL     BONUS (1)
---------------------------------------------   ------------   ------------   ------------
Lawrence E. Washow
  President and Chief Executive Officer         $    150,000   $    525,000   $    788,000

Gary L. Castagna
  Senior Vice President, Chief
  Financial Officer and Treasurer               $     42,000   $    167,000   $    278,000

Ryan F. McKendrick
  Vice President; President of
  Colloid Environmental
  Technologies Company and
  Volclay International Corp.                   $     47,000   $    161,000   $    268,000

Gary Morrison
  Vice President; President of
  American Colloid Company                      $     17,000   $    134,000   $    223,000

(1) All bonus amounts are subject to the following limits: Mr. Washow, 150% of 2006 salary and Messrs. Castagna, McKendrick and Morrison, 100% of 2006 salary.

         The Board unanimously recommends that AMCOL's shareholders vote "FOR" the proposal to approve the Cash Incentive Plan.

                               SECURITY OWNERSHIP

Security Ownership of Five Percent Beneficial Owners

         The following table sets forth all persons known to be the beneficial owner of more than five percent of AMCOL's common stock as of February 23, 2006.

                                                NUMBER OF SHARES AND    PERCENT
                                                NATURE OF BENEFICIAL    OF CLASS
NAME AND ADDRESS OF BENEFICIAL OWNER               OWNERSHIP (1)          (2)
---------------------------------------------   --------------------   ----------
Harris Financial Corp.
  111 West Monroe Street
  Chicago, Illinois 60690                          3,151,751(3)(4)        10.5%

Annamarie Weaver
  c/o AMCOL International Corporation
  1500 West Shure Drive, Suite 500
  Arlington Heights, Illinois 60004-7803           3,478,288(4)(5)        11.6%

Leslie Weaver
  c/o AMCOL International Corporation
  1500 West Shure Drive, Suite 500
  Arlington Heights, Illinois 60004-7803           4,514,688(4)(6)        15.1%

(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting and investment power unless otherwise indicated by footnote.
(2) Based on 29,921,754 shares of common stock outstanding as of February 23, 2006.
(3) Based on an amendment to Schedule 13G filed with the Securities and Exchange Commission on January 20, 2006.
(4) Includes 3,151,751 shares held in the Paul Bechtner Trust as to which Harris Financial Corp., Ms. Annamarie Weaver and Ms. Leslie Weaver are co-trustees and share voting and investment power.
(5)      Includes 31,929 shares held by Ms. A. Weaver's husband.
(6) Includes 37,895 shares held by Ms. L. Weaver's husband, 121,220 shares held by Ms. L. Weaver's children and 559,380 shares held in trusts for which Ms. L. Weaver serves as co-trustee.

Security Ownership of Directors and Executive Officers

         The following table sets forth, as of February 23, 2006, shares of AMCOL common stock beneficially owned by: (i) each director and nominee, (ii) the Chief Executive Officer, (iii) the named officers, and (iv) such persons as a group, representing all of AMCOL's directors and executive officers.

                                  NUMBER OF SHARES
                                   AND NATURE OF
                                     BENEFICIAL        PERCENT OF
      BENEFICIAL OWNER              OWNERSHIP (1)        CLASS
------------------------------   ------------------   ------------
Arthur Brown                            43,661             *
Daniel P. Casey                         21,000             *
Robert E. Driscoll, III                299,873           1.0%
John Hughes                            649,739           2.1%
Jay D. Proops                           96,417             *
Clarence O. Redman                      74,962             *
Dale E. Stahl                           43,495             *
Lawrence E. Washow                     681,260            2.2%
Audrey L. Weaver                      1,262,597           4.2%
Paul C. Weaver                         411,416            1.3%
Gary L. Castagna                       188,092             *
Ryan McKendrick                         36,011             *
Gary Morrison                          265,929             *
Peter L. Maul                           84,356             *
All of the above as a group           3,998,808         13.4%

* Percentage represents less than 1% of the total shares of common stock outstanding as of February 23, 2006, which was 29,921,754.

(1)      Nature of beneficial ownership is set forth on the next page.

                                                     NATURE OF BENEFICIAL OWNERSHIP AS OF FEBRUARY 23, 2006
                                ------------------------------------------------------------------------------------------------
                                                                                                       AS TRUSTEE     SUBJECT
                                  DIRECTLY     IN AMCOL'S    IN LIMITED    AS TRUSTEE                  OF AMCOL'S    TO OPTIONS
                                 OR AS JOINT    SAVINGS      PARTNERSHIP     OR CO-       BY FAMILY     PENSION      EXERCISABLE
BENEFICIAL OWNER                 TENANTS (1)    PLAN (2)         (3)         TRUSTEE       MEMBERS      PLAN (4)     IN 60 DAYS
-----------------------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------
Arthur Brown                           9,505            --            --            --            --            --        34,156
Daniel P. Casey                       12,000            --            --            --            --            --         9,000
Robert E. Driscoll, III                7,000            --       265,895         4,300            --            --        22,678
John Hughes                               --            --        54,211       440,913        55,838        80,000        18,777
Jay D. Proops                         35,043            --        10,000            --            --            --        51,374
Clarence O. Redman                    15,670        25,136            --            --            --            --        34,156
Dale E. Stahl                         30,000            --            --            --            --            --        13,495
Lawrence E. Washow                   411,126        19,515            --            --            --        80,000       170,619
Audrey L. Weaver                     650,406            --            --       572,880        31,911            --         7,400
Paul C. Weaver                       315,638            --            --        30,638        30,984            --        34,156
Gary L. Castagna                      40,100         5,325            --            --            --        80,000        62,667
Ryan F. McKendrick                    35,898           113            --            --            --            --            --
Gary D. Morrison                      28,709        81,563            --            --            --            --       155,657
Peter L. Maul                         18,000         4,750            --        53,571         5,670            --        12,435
All Directors and  Executive
 Officers                          1,609,095       136,402       330,106     1,102,302       124,403        80,000       626,570

(1) Includes shares held in joint tenancy with spouses for which voting rights may be shared.
(2) Shares are held in AMCOL's Savings Plan, with the exception of Mr. Redman's shares, which are held in the Clarence O. Redman PC Savings Plan, and 5,000 shares held in an Individual Retirement Account.
(3)      The named director is a general partner.
(4)      Messrs. Hughes, Washow and Castagna share voting rights.

                   NAMED OFFICERS' AND DIRECTORS' COMPENSATION

Summary Compensation Table

         The Summary Compensation Table below includes, for each of the fiscal years ended December 31, 2005, 2004 and 2003, individual compensation for services to AMCOL and its subsidiaries of those persons who were at December 31, 2005: (i) the Chief Executive Officer; and (ii) the four other most highly compensated executive officers of AMCOL, or collectively, the named officers.

                                                                                 LONG-TERM
                                         ANNUAL COMPENSATION (1)(2)         COMPENSATION AWARDS
                                     --------------------------------   ---------------------------
                                                                         RESTRICTED                     ALL OTHER
                                                                           STOCK        SECURITIES       COMPEN-
                                                              BONUS        AWARDS       UNDERLYING       SATION
NAME AND PRINCIPAL POSITION           YEAR     SALARY ($)      ($)         ($)(3)        OPTIONS         ($)(4)
----------------------------------   ------   -----------   ---------   ------------   ------------   ------------
Lawrence E. Washow                    2005      500,000      750,000         --           30,000         46,399
  President and Chief                 2004      469,800      704,700         --           30,000         39,040
  Executive Officer                   2003      450,000      675,000     261,200(5)       30,000         27,940

Gary L. Castagna                      2005      265,000      257,510         --           20,000         20,778
  Senior Vice President, Chief        2004      255,000      255,000         --           18,000         23,140
  Financial Officer and Treasurer     2003      246,000      246,000     163,250(6)       18,000         14,220

Ryan F. McKendrick
  Vice President; President of
  Colloid Environmental               2005      253,450      253,450         --           20,000          8,400
  Technologies Company and            2004      243,000      243,000         --           17,000          8,200
  Volclay International Corp.         2003      233,000      233,000     163,250(6)       17,000          8,000

Gary Morrison                         2005      213,000      197,620         --           12,000          8,400
  Vice President; President of        2004      206,000      206,000         --           12,000          8,200
  American Colloid Company            2003      200,000      200,000     117,540(7)       12,000          8,000

Peter L. Maul                         2005      196,270       84,380         --           10,000         11,811
  Vice President; President of        2004      190,000      100,000         --           10,000         13,280
  Nanocor, Inc.(8)                    2003      183,000      100,000     117,540(7)       10,000          9,057

(1) Includes deferred compensation under AMCOL's Savings Plan and AMCOL's Deferred Compensation Plan.
(2) The incremental cost of non-cash compensation and other personal benefits during any year presented did not exceed the lesser of $50,000 or 10 percent of the total of annual salary and bonus reported for any of the named officers.
(3) The timing of the vesting of these shares of restricted stock depends on whether AMCOL achieves certain target returns on capital in 2003, 2004 and 2005. AMCOL achieved such targets and all of these shares of restricted stock were fully vested on February 28, 2006. The holders of these restricted shares are entitled to vote and receive dividends.
(4) The figures in this column include AMCOL matching contributions under AMCOL's Savings Plan and the 401(k) restoration plan whereby the matching contributions for salary deferrals in excess of ERISA limits to AMCOL's Savings Plan were credited to AMCOL's Deferred Compensation Plan.
(5) Represents the value of 40,000 shares of restricted stock on May 22, 2003, the grant date. On December 31, 2005 Mr. Washow held 40,000 restricted shares in the aggregate at a value of $820,800.
(6) Represents the value of 25,000 shares of restricted stock on May 22, 2003, the grant date. On December 31, 2005 the named officer held 25,000 restricted shares in the aggregate at a value of $513,000.
(7) Represents the value of 18,000 shares of restricted stock on May 22, 2003, the grant date. On December 31, 2005 the named officer held 18,000 restricted shares in the aggregate at a value of $369,360.
(8)      Mr. Maul has resigned all positions with AMCOL effective as of March
         31, 2006.

Option Grants in Last Fiscal Year

         Shown below is information on grants of stock options during the fiscal year ended December 31, 2005 to the named officers, which are reflected in the Summary Compensation Table.

                                                                                       GRANT
                                                                                       DATE
                                       INDIVIDUAL GRANTS IN 2005                       VALUE
                        ---------------------------------------------------------   ------------
                         NUMBER OF
                        SECURITIES      % OF TOTAL                                     GRANT
                        UNDERLYING       OPTIONS                                       DATE
                          OPTIONS       GRANTED TO      EXERCISE      EXPIRATION      PRESENT
        NAME            GRANTED (1)    EMPLOYEES (2)    PRICE (3)        DATE         VALUE (4)
---------------------   -----------   --------------   -----------   ------------   ------------
Lawrence E. Washow         30,000          10.21%        $  20.90      2/10/2011     $  242,936
Gary L. Castagna           20,000           6.81%        $  20.90      2/10/2011     $  161,956
Ryan F. McKendrick         20,000           6.81%        $  20.90      2/10/2011     $  161,956
Gary D. Morrison           12,000           4.08%        $  20.90      2/10/2011     $   97,174
Peter L. Maul              10,000           3.40%        $  20.90      2/10/2011     $   80,978

(1) These Non-Qualified Stock Options ("NSOs") were issued pursuant to AMCOL's 1998 Long-Term Incentive Plan (the "1998 Plan") and may not be exercised until they vest. These NSOs vest 33% after one year, 66% after two years, and 100% after three years, provided that on death or retirement under specified conditions, these NSOs become fully vested. The exercise price may not be less than the fair market value of the shares subject to the option on the date of grant.
(2)      Based on 293,900 options granted to all employees.
(3)      Fair market value on the date of grant.
(4) The estimated grant date present value reflected in the above table is determined using the Black-Scholes model. The material assumptions and adjustments incorporated in the Black-Scholes model in estimating the value of the options reflected in the above table include the following: an exercise price on the option of $20.90; an option term of
         3.90 years; an interest rate of 3.527% representing the interest rates on U.S. Treasury securities on the date of grant with maturity dates corresponding to the vesting of the options; volatility of 52.65%; and dividends at the rate of $0.36 per share representing the annualized dividends paid with respect to a share of common stock at the date of grant. There have been no reductions to reflect the probability of forfeiture due to termination prior to vesting, or to reflect the probability of a shortened option term due to termination of employment prior to the option expiration date. The ultimate values of the options will depend on the future market price of AMCOL's stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an grantee will realize upon exercise of an option will depend on the excess of the market value of AMCOL's common stock over the exercise price on the date the option is exercised.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

         Shown below is information with respect to options exercised by the named officers during 2005 and unexercised options held by the named officers at December 31, 2005.

                                                                             VALUE OF UNEXERCISED
                                                    NUMBER OF SECURITIES         IN-THE-MONEY
                           SHARES                  UNDERLYING UNEXERCISED    OPTIONS AT 12/31/05
                          ACQUIRED      VALUE        OPTIONS AT 12/31/05             ($)
                             ON        REALIZED         EXERCISABLE/             EXERCISABLE/
NAME                      EXERCISE       ($)           UNEXERCISABLE           UNEXERCISABLE (1)
----------------------   ----------   ----------   ----------------------   ----------------------
Lawrence E. Washow         36,475     $  667,099      146,619 / 78,300      $2,303,791 / $461,116
Gary L. Castagna            5,000     $   69,150      40,400 / 50,600        $526,428 / $303,752
Ryan F. McKendrick         44,139     $  703,849       5,667 / 46,599         $13,714 / $249,338
Gary D. Morrison           25,626     $  460,065      143,374 / 31,600      $2,477,432 / $188,792
Peter L. Maul              39,167     $  637,851       9,369 / 26,399        $101,284 / $158,355

(1) Based on the closing sale price as quoted on the New York Stock Exchange on that date.

Equity Compensation Plan Information

         This table shows information about our common stock that may be issued upon the exercise of options, warrants and rights as of December 31, 2005 under all of our equity compensation plans.

                                                                                      NUMBER OF SECURITIES
                                                                                     REMAINING AVAILABLE FOR
                              NUMBER OF SECURITIES TO BE      WEIGHTED-AVERAGE       FUTURE ISSUANCE UNDER
                               ISSUED UPON EXERCISE OF       EXERCISE PRICE OF      EQUITY COMPENSATION PLANS
                                 OUTSTANDING OPTIONS,       OUTSTANDING OPTIONS,      (EXCLUDING SECURITIES
                                 WARRANTS AND RIGHTS        WARRANTS AND RIGHTS      REFLECTED IN COLUMN (a)
       PLAN CATEGORY                     (a)                        (b)                       (c)
---------------------------   --------------------------   ---------------------    -------------------------
Equity Compensation Plans
Approved by Security
Holders (1)                                    1,895,987                    8.80                      882,695

Equity Compensation Plans
Not Approved by Security
Holders                                                -                       -                            -

Total                                          1,895,987                    8.80                      882,695

(1) The equity compensation plans approved by AMCOL's shareholders are the 1987 Nonqualified Stock Option Plan, the 1993 Stock Plan and the 1998 Long-Term Incentive Plan.

Pension Plans

                                   ESTIMATED ANNUAL RETIREMENT BENEFITS BASED ON YEARS OF SERVICE
                       ---------------------------------------------------------------------------------------
    REMUNERATION         15 YEARS       20 YEARS       25 YEARS       30 YEARS       35 YEARS       40 YEARS
--------------------   ------------   ------------   ------------   ------------   ------------   ------------
  $   150,000          $     33,750   $     45,000   $     56,250   $     67,500   $     78,750   $     84,375
      200,000                45,000         60,000         75,000         90,000        105,000        112,500
      250,000                56,250         75,000         93,750        112,500        131,250        140,625
      300,000                67,500         90,000        112,500        135,000        157,500        168,750
      350,000                78,750        105,000        131,250        157,500        183,750        196,875
      400,000                90,000        120,000        150,000        180,000        210,000        225,000
      450,000               101,250        135,000        168,750        202,500        236,250        253,125
      500,000               112,500        150,000        187,500        225,000        262,500        281,250
      550,000               123,750        165,000        206,250        247,500        288,750        309,375

         The above table shows the estimated annual retirement benefits payable on a straight life annuity basis to participating employees, including named officers, in the earnings and years of service classifications indicated under AMCOL's retirement plans, which cover substantially all of its domestic employees hired on or before December 31, 2003 on a non-contributory basis. The estimated benefits assume (i) that the plans will be continued and (ii) that the employee will elect to receive a pension at normal retirement age. The table above and the estimates do not reflect the reduction in an individual's final monthly compensation due to social security monthly covered compensation. This reduction is based upon the retirement year for a particular individual.

                          YEARS OF       AVERAGE        PENSION
       NAME               SERVICE     COMPENSATION      BENEFIT
--------------------    -----------   ------------   ------------
Lawrence E. Washow          27        $    812,255   $    333,136
 Gary L. Castagna            5        $    401,190   $     30,106
Ryan F. McKendrick          22        $    407,404   $    132,970
 Gary D. Morrison           25        $    322,696   $    119,088
  Peter L. Maul             22        $    247,048   $     82,531

         The above table indicates the average earnings for the highest five consecutive calendar years and the number of years of credited service under the pension plans as of December 31, 2005 for each of the named officers. Covered compensation includes a participant's base salary, commissions, bonuses and salary reductions under AMCOL's Savings Plan and Deferred Compensation Plan. Mr. Castagna left the employ of AMCOL in 2000 and received his full pension payout in the form of a lump-sum payment during 2000 in connection with the sale of the absorbent polymers business, of which he was President. Mr. Castagna was rehired by AMCOL in 2001.

         Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended, limit the annual benefits that may be paid from a tax-qualified retirement plan. As permitted by the Employee Retirement Income Security Act of 1974, AMCOL has a supplemental plan that authorizes the payment out of general funds of AMCOL any benefits calculated under provisions of AMCOL's pension plan that may be above the limits under these sections. The accrued, unfunded liability of the supplemental plan at September 30, 2005 was $3,307,294.

Employment Agreements

         Each of Messrs. Castagna, McKendrick, Morrison and Washow are parties to employment agreements with AMCOL. The initial employment term under each agreement is three years (expiring in March 2009), with a rolling six-month extension (unless either party gives notice of expiration six months prior to the extension). Each agreement provides for an annual salary and a performance based annual bonus, both of which are subject to deferral in AMCOL's discretion in the event payments to such executive are not deductible by AMCOL under the tax laws. Such amounts, if any, will be deferred until they are deductible by AMCOL. The agreements also include a non-competition / non-solicitation covenant effective during employment and for one year thereafter.

         Prior to a Change of Control (as defined below), if AMCOL terminates an officer without cause or the officer terminates his employment for Good Reason (as defined below), the officer is entitled to receive: (1) his accrued salary and bonus; (2) a pro-rata annualized bonus; (3) his base salary for 18 months (in the case of Messrs. Castagna, McKendrick and Morrison) or 24 months (in the case of Mr. Washow); (4) a lump sum of any amount then payable to him pursuant to the tax gross-up provision; and (5) continued employee benefits during a transition period.

         After a Change of Control, if an officer is terminated without cause or the officer terminates his employment for Good Reason or during the seventh month following the Change of Control, the officer is entitled to receive: (1) his accrued salary and bonus; (2) a pro-rata annualized bonus; (3) a lump sum equal to three times (in the case of Messrs. Castagna, McKendrick and Washow) or two times (in the case of Mr. Morrison) the sum of his salary and annualized bonus; (4) continued employee benefits until the earlier of three years (in the case of Messrs. Castagna, McKendrick and Washow) or two years (in the case of Mr. Morrison) or the date the officer commences a new job; and (5) a lump sum of any amount then payable to him pursuant to the tax gross-up provision. If a Change of Control occurs, all outstanding stock options, restricted stock and other equity compensation awards granted to the officer become fully vested and exercisable unless otherwise provided in the award agreement.

         If the officer's employment terminates due to his death or disability prior to a Change of Control or more than seven months after a Change of Control, the officer or his beneficiaries are entitled to the officer's accrued salary and bonus and the officer's pro-rata annualized bonus. If the officer's employment terminates due to his death or disability within seven months after a Change of Control, the officer or his beneficiaries are entitled to receive the compensation and benefits described above with respect to termination without cause after a Change of Control, except that the employee benefits are limited to welfare benefits.

         If, at any time, AMCOL terminates an officer for cause or, except as described above, the officer terminates his employment without Good Reason, the officer is entitled to his accrued salary and bonus, but shall not be entitled to any severance pay.

         A Change of Control is defined as any change of control under the tax laws and any one or more of the following, subject to certain exemptions: (1) any person (other than certain AMCOL affiliates, an AMCOL subsidiary or an AMCOL employee benefit plan) acquires 50.1% or more of AMCOL's common stock; (2) the incumbent directors cease to constitute at least one-half of the AMCOL directors; (3) 50.1% of AMCOL's assets are sold; (4) the shareholders approve a plan of liquidation; and (5) with respect to Messrs. McKendrick and Morrison, the sale of the stock or assets of the subsidiaries for which they serve as president, provided such subsidiaries represent a significant portion of AMCOL's net sales.

         Good Reason is defined as the occurrence of any one of the following events: (1) any material breach of the employment agreement by AMCOL which has not been cured as required; or (2) AMCOL's failure to assign the employment agreement to a successor or the successor's failure to expressly assume and agree to be bound by the employment agreement.

Director Compensation

         The following table reflects the compensation paid to our directors during 2005.

                                                                                            STOCK
TYPE OF COMPENSATION                                                            CASH       OPTIONS
---------------------------------------------------------------------------   ---------   ---------
Annual Retainer                                                               $  40,000       3,000
Board Meeting Attendance Fee                                                  $   2,000
Supplemental Annual Retainer for the Chairman of the Board                    $  15,000
Annual Retainer for the Chairs of the Executive and Nominating and
 Governance Committees                                                        $   2,000
Annual Retainer for the Chair of the Audit Committee                          $   7,500
Annual Retainer for Chair of the Compensation Committee                       $   3,000
Attendance Fee for Meetings of the Executive, Compensation and Nominating
 and Governance Committees                                                    $   1,500
Attendance Fee for Meetings of the Audit Committee                            $   3,000

         Directors who are also full-time employees of AMCOL are not paid for their services as directors or for attendance at meetings.

         AMCOL provides excess personal liability insurance coverage for its non-employee directors. The premium paid per non-employee director for such insurance was approximately $882 for 2005. Non-employee directors are eligible to participate in AMCOL's health insurance plan at the directors' cost.

         In 2005, each of the non-employee directors was granted 3,000 options, as noted in the above table, at an exercise price of $20.90 per share, the fair market value on the date of the grant.

                          CORPORATE GOVERNANCE MATTERS

Board Committee Membership and Meetings

                                                                     NOMINATING
                                                                         AND
NAME                           AUDIT    COMPENSATION    EXECUTIVE    GOVERNANCE
--------------------------    -------   -------------   ---------    -----------
Arthur Brown                    X*           X
Daniel P. Casey                  X           X              X
Robert E. Driscoll, III          X           X
John Hughes                                                 X
Jay D. Proops                    X                          X            X*
Clarence O. Redman                                          X
Dale E. Stahl                                X*             X             X
Lawrence E. Washow                                          X
Audrey L. Weaver                             X
Paul C. Weaver                                              X*            X
Number of Meetings in 2005
                                 5           3              4             1

*        Chairperson.

         During 2005, the Board of Directors held five meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which such director served. Pursuant to our Corporate Governance Guidelines, which may be found on our website at www.amcol.com, directors are expected to resign from the Board effective as of the annual shareholders meeting following the date on which they reach the age of 70.

Director Independence

         AMCOL's Board of Directors has determined that the following directors are independent as defined in the applicable standards of the New York Stock
Exchange: Messrs. Brown, Casey, Driscoll, Proops, Stahl and Weaver and Ms. Weaver. These independent directors constitute a majority of the directors of AMCOL. The Board has also determined that each member of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee is independent as defined in the applicable standards of the New York Stock Exchange. In making the independence determinations, our Board of Directors reviewed all of our directors' relationships with AMCOL, including business, familial and other types of relationships. In addition, the Board has determined that each member of the Audit Committee is independent as defined in the applicable rules and regulations of the Securities and Exchange Commission.

The Audit Committee

         The Audit Committee is responsible for providing assistance to the Board of Directors in fulfilling the Board's oversight responsibility by monitoring the integrity of the financial statements of AMCOL, the independent registered public accounting firm's qualifications and independence, AMCOL's compliance with legal and regulatory requirements pertaining to its financial statements, and the performance of AMCOL's internal audit function and independent registered public accounting firm. The Committee is also responsible for appointing the independent registered public accounting firm for each fiscal year.

         The Board of Directors has determined that each member of the Audit Committee is an "audit committee financial expert" as defined in the Sarbanes-Oxley Act of 2002 and the applicable rules and regulations of the Securities and Exchange Commission. The Audit Committee operates pursuant to a charter adopted by the Board, which may be found on our website at www.amcol.com.

The Compensation Committee

         The Compensation Committee assists the Board of Directors in fulfilling its responsibilities in connection with the compensation of company directors, officers and employees. Specifically, the Committee is responsible for annually reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluating the Chief Executive Officer's performance in light of those goals and objectives, and as a committee determining and approving the Chief Executive Officer's compensation level based on this evaluation. In determining the long-term incentive component of the Chief Executive Officer's compensation, the Committee considers, among other things, AMCOL's performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies and awards given to the Chief Executive Officer in past years. This review and evaluation may involve consultations from time to time with the other independent directors.

         The Committee is also responsible for reviewing and making recommendations to the Board with respect to the compensation of officers other than the Chief Executive Officer, including the annual base salary level; incentive compensation plans; equity-based plans and retirement plans; employment agreements, severance arrangements and change in control agreements/provisions, in each case, as, when and if appropriate; and any special or supplemental benefits. The Compensation Committee also makes grants of equity awards under AMCOL's 1998 Long-term Incentive Plan. In carrying out its responsibilities, the Committee has sole authority to retain and terminate any compensation consultant to be used to assist the Committee in fulfilling its responsibilities. The Compensation Committee is also responsible for making recommendations to the Board regarding director compensation and succession planning. The Compensation Committee operates pursuant to a charter adopted by the Board, which may be found on our website at www.amcol.com.

The Nominating and Governance Committee

         The Nominating and Governance Committee is responsible for identifying, seeking and recommending to the Board of Directors individuals qualified to become directors consistent with criteria approved by the Board. In considering potential candidates for the Board, including with respect to incumbent directors, the Committee considers the potential candidate's integrity and business ethics; strength of character, judgment and experience, consistent with the needs of AMCOL; specific areas of expertise and leadership roles; and the ability to bring diversity to the Board, including whether the potential candidate brings complementary skills and viewpoints. The Committee also considers the ability of the individual to allocate the time necessary to carry out the tasks of board membership including membership on appropriate committees.

         The Committee identifies potential nominees by asking current directors and others to notify the Committee if they become aware of persons, meeting the criteria described above, who may be available to serve on the Board. The Committee has sole authority to retain and terminate any search firm to be used to identify director candidates and has sole authority to approve the search firm's fees and other retention terms. Historically, AMCOL has not engaged third parties to assist in identifying and evaluating potential nominees, but would do so in those situations where particular qualifications are required to fill a vacancy and the Board's contacts are not sufficient to identify an appropriate candidate. Pursuant to its charter, the Nominating and Governance Committee's policy is to not consider nominees recommended by shareholders of AMCOL.

         Other responsibilities of the Committee include developing and recommending to the Board the Corporate Governance Guidelines applicable to AMCOL, overseeing the evaluations of the Board and management, recommending to the Board director nominees for each committee, and recommending to the Board the size of the Board and its committee structure. The Nominating and Governance Committee operates pursuant to a charter adopted by the Board, which may be found on our website at www.amcol.com.

Executive Sessions of Non-Management Directors

         Pursuant to our Corporate Governance Guidelines, our non-management directors met two times in 2005 in regularly scheduled executive sessions without management. The directors who preside at such meetings rotate among the chairmen of our Audit, Compensation, Nominating and Governance and Executive Committees. If these sessions include one of our non-independent directors, our independent directors meet alone at least once a year.

Shareholder Communications with the Board of Directors

         AMCOL's annual meeting of shareholders provides an opportunity each year for shareholders to ask questions of or otherwise communicate directly with members of our Board of Directors on appropriate matters. Our directors are expected to attend shareholders meetings pursuant to our Corporate Governance Guidelines. All of our directors attended the 2005 annual meeting, and we anticipate that all of our directors will attend the 2006 annual meeting.

         In addition, shareholders may, at any time, communicate in writing with the Audit Committee, the board of directors, any particular director, or the independent directors as a group, by sending written communication to AMCOL International Corporation, Attention: Board of Directors, Audit Committee, Presiding Independent Director of the Board of Directors, or the name of a particular board member, as applicable, One North Arlington, 1500 West Shure Drive, Suite 500, Arlington Heights, Illinois 60004-7803. Copies of written communications received at such address will be provided to the named addressee. Shareholders may also reach the Audit Committee by calling AMCOL's alert line at
(877) 862-6265. Shareholders may report their concerns anonymously or confidentially.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         AMCOL's mission is to supply high-quality performance products and innovative technologies for mineral and environmental markets worldwide. To accomplish this objective, AMCOL has developed comprehensive compensation strategies that emphasize maximizing shareholder value and growth in sales and earnings. The compensation program has been designed to reinforce and support AMCOL's business goals and to help the organization both attract and retain high quality executive talent.

         The Compensation Committee is responsible for annually reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluating the Chief Executive Officer's performance in light of those goals and objectives, and determining and approving the Chief Executive Officer's compensation level based on this evaluation. This review and evaluation may involve consultations from time to time with the other independent directors.

         The Compensation Committee is also responsible for reviewing and making recommendations to the Board with respect to the compensation of officers other than the Chief Executive Officer, including the annual base salary level; incentive compensation plans; equity-based plans and retirement plans; employment agreements, severance arrangements and change in control agreements/provisions, in each case, as, when and if appropriate; and any special or supplemental benefits.

Compensation Committee Philosophy

         The Compensation Committee is committed to implementing and administering a compensation program that supports and underscores AMCOL's mission and values. The policies underlying the Compensation Committee's compensation decisions are enumerated more fully below:

         o Compensation opportunities should strengthen AMCOL's ability to attract, retain, and encourage the growth and development of the highest caliber executive talent upon whose efforts the success of AMCOL largely depends.

         o A substantial portion of pay for senior executives should be comprised of at risk, variable compensation whose payout is dependent on the achievement of specific corporate and individual performance objectives. In addition, the at-risk components of pay will have a significant equity-based element to ensure appropriate linkage between executive behavior and shareholder interests.

         o The Committee considers stock ownership by management to be an important means of linking management's interests with those of shareholders. AMCOL maintains stock ownership guidelines for its corporate and subsidiary officers. The amount of stock required to be owned increases with the level of responsibility of each executive, with the Chief Executive Officer expected to own stock with a value at least equal to four times base salary. Shares that the executives have the right to acquire through the exercise of stock options are not included in the calculation of stock ownership for purposes of these guidelines. Executives are expected to reach their respective stock ownership goals over a three-year period.

         o Base and equity compensation components target pay opportunities at the median of compensation paid to executives included in AMCOL's comparative compensation peer group, while incentive compensation is a function of company performance. AMCOL's comparative compensation group is not the same as the companies that make up the peer group in the stock price performance graph included in this proxy statement. In order to provide an appropriate basis for compensation analysis, a group larger than the stock price graph's peer group was used; note, however, that a significant number of the peer group companies are included in the comparative compensation group.

Components of Compensation

         AMCOL's executive compensation program consists of several components, each of which plays a role in supporting overall business goals and pay philosophy. In assessing the competitiveness of AMCOL's senior executive compensation programs, available salary data consisting of peer group and other general manufacturing companies is used for comparison purposes. Compensation program design is based in part on the pay data for comparable positions at these companies as well as AMCOL's financial performance. The executive compensation program consists of base salary, annual incentives and long-term incentives.

Base Pay

         The initial base salaries for Mr. Washow, the Chief Executive Officer, and AMCOL's other executive officers were established in their respective employment agreements. The Compensation Committee annually reviews each executive's base salary and may grant increases based upon levels of responsibility, breadth of knowledge, internal equity issues and market pay practices. Salary increases are based primarily upon individual performance, which is evaluated based on individual contributions to AMCOL.

         Mr. Washow's base salary was increased to $500,000 for 2005. In arriving at this increase in Mr. Washow's base salary, the Compensation Committee considered his individual performance and his long-term contributions to the financial success of AMCOL. The Committee also compared Mr. Washow's base salary with the base salaries of chief executive officers from appropriate salary surveys.

Annual Incentives

         Pursuant to the terms of their respective employment agreements, Mr. Washow and each of the other executive officers are eligible for an annual cash bonus based on the achievement of target performance goals established annually by the Compensation Committee. Upon the achievement of the target performance goals, each executive shall be paid a bonus equal to a predetermined percentage of his base salary. If Mr. Washow achieves the target performance goal, he is entitled to a bonus equal to 100% of his base salary.

         The target performance goals for the Chief Executive Officer and Chief Financial Officer are based upon AMCOL's return on capital and earnings per share. Mr. Washow was paid a bonus of $750,000 for the 2005 fiscal year financial performance of AMCOL. In the case of the other executives, their target performance goals are tailored for each business segment with an emphasis on the return on capital and earnings of the particular business segment to which the executive devotes the majority of his time.

Long-Term Incentives

         Long-term incentives are provided annually in the form of stock options and/or restricted stock awards. The long-term incentive program serves to focus executives on long-term shareholder value creation and foster an ownership mentality among the executive management team. The Compensation Committee believes the equity incentive program provides a strong link between management behavior and shareholder interests. The Compensation Committee believes that the aggregate annual incentive awards granted to all employees should equal between one and one and a half percent of AMCOL's outstanding common stock. In keeping with AMCOL's commitment to provide a total compensation package that focuses on at-risk pay components, long-term incentives will continue to comprise a meaningful portion of the value of an executive's total compensation package.

         In 2005, the named officers were granted stock option awards under AMCOL's 1998 Long-Term Incentive Plan. The stock options granted to the named officers vest 33% after one year, 66% after two years, and 100% after three years, and upon death or retirement under specified conditions, the stock options become fully vested.

         In determining the long-term incentive component of Mr. Washow's compensation, the Compensation Committee considers, among other things, AMCOL's performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies and awards given to Mr. Washow in prior years. In 2005, Mr. Washow received an option to purchase 30,000 shares of common stock at an exercise price of $20.90 per share.

Internal Revenue Code Section 162(m)

         Under Section 162(m) of the Internal Revenue Code, AMCOL may not deduct annual compensation in excess of $1 million paid to certain employees, generally the Chief Executive Officer and four other most highly compensated executive officers, unless that compensation qualifies as performance-based compensation under a shareholder approved plan and meets certain other technical requirements. In the event that AMCOL would not be entitled to a tax deduction under Section 162(m) with respect to compensation to these executives, the Compensation Committee has in place a policy that AMCOL will defer payment of a portion of salary and bonus payments equal to such excess until such time or times as AMCOL is entitled to a tax deduction under Section 162(m). The restricted stock awards granted to the executive officers in 2003 do not qualify as performance-based compensation under Section 162(m). These awards were fully vested on February 28, 2006 and the shares held by Mr. Washow were valued at $1,104,400 as of such date. The Compensation Committee has decided to waive this policy to require deferral of excess amounts for the 2006 fiscal year with respect to the 2003 restricted stock awards. Assuming shareholder approval is obtained, future awards under both the AMCOL International Corporation 2006 Long-Term Incentive Plan and AMCOL International Corporation Annual Cash Incentive Plan are expected to qualify as performance-based compensation under
Section 162(m).

         While the Compensation Committee considers the impact of Section 162(m) in structuring AMCOL's compensation plans and programs, the Compensation Committee has, and may continue to, approve awards which would not qualify as performance-based compensation under Section 162(m). The Compensation Committee reserves the flexibility and authority to make decisions that are in the best interest of AMCOL and its shareholders, even if those decisions do not result in full deductibility under Section 162(m).

                             Compensation Committee
                             ----------------------
                             Dale E. Stahl, Chairman
                                  Arthur Brown
                                 Daniel P. Casey
                             Robert E. Driscoll, III
                                Audrey L. Weaver

                          REPORT OF THE AUDIT COMMITTEE

         Management is responsible for AMCOL's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. AMCOL's independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes on behalf of the Board of Directors. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent registered public accounting firm included in its report on AMCOL's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent registered public accounting firm do not assure that AMCOL's financial statements are presented in accordance with generally accepted accounting principles or that the audit of AMCOL's financial statements has been carried out in accordance with generally accepted auditing standards.

Review with Management

         The Audit Committee has reviewed and discussed AMCOL's audited financial statements as of and for the year ended December 31, 2005 with management.

Review and Discussions with Independent Registered Public Accounting Firm

         The Audit Committee has discussed with KPMG LLP, AMCOL's independent registered public accounting firm for the fiscal year ended December 31, 2005, the audited financial statements as of and for the year ended December 31, 2005 and the matters required to be discussed under auditing standards generally accepted in the United States, including those matters set forth in Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Audit Committee has also received the written disclosures from KPMG LLP required by Independence Standards Board Standard No. 1, which relates to the independent registered public accounting firm's independence from AMCOL and its related entities, and has discussed with KPMG LLP their independence from AMCOL. The Audit Committee has also considered whether KPMG's provision of non-audit services to AMCOL is compatible with maintaining the independent registered public accounting firm's independence.

Conclusion and Recommendation

         The Audit Committee has concluded that KPMG LLP is independent from AMCOL and its management. Based on the review and discussions referred to above, the Audit Committee recommended to AMCOL's Board of Directors that AMCOL's audited financial statements be included in AMCOL's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission.

                                 Audit Committee
                                 ---------------
                             Arthur Brown, Chairman
                                 Daniel P. Casey
                             Robert E. Driscoll, III
                                  Jay D. Proops

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The firm of KPMG LLP served as AMCOL's independent registered public accounting firm for the fiscal year ended December 31, 2005. During 2005, the Audit Committee appointed KPMG LLP to audit AMCOL's consolidated financial statements and benefit plans and to perform certain other auditing and tax services. Fees paid to KPMG LLP for these services were as follows:

                                          2004 ACTUAL     2005 ACTUAL
                                          ------------   ------------
         Audit Fees (1)                   $  1,593,163   $  1,447,689
         Audit-Related Fees (2)           $    233,242   $     40,212
         Tax Fees (3)                     $    224,812   $     87,964
         All Other Fees (4)               $     66,080   $     74,182
         Total                            $  2,117,298   $  1,650,048

(1) Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.
(2) Audit-Related fees consist primarily of accounting consultations, employee benefit plan audits, services related to business acquisitions and divestitures and other attestation services.
(3) For 2005 and 2004, respectively, tax fees principally included tax compliance fees of $51,148 and $121,613, tax advice and planning fees of $36,817 and $99,003, and tax fees in relation to acquisitions of $0 and $4,196.
(4) All other fees principally includes preparation of expatriate employee tax returns, and pension plan administration.

         The non-audit services provided by KPMG LLP for the fiscal year ended December 31, 2005 were pre-approved in accordance with the Audit Committee's pre-approval policies, which are explained in more detail below. The Audit Committee has considered whether the provision of these non-audit services by KPMG LLP is compatible with maintaining KPMG LLP's independence.

Pre-Approval Policies

         The Audit Committee is responsible for reviewing and pre-approving all audit and non-audit services provided by the independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for purposes of pre-approving management's engagement of the independent registered public accounting firm to perform non-audit services when the fees for the engagement do not exceed $25,000. When the fees for non-audit services reach a threshold of $75,000 for any fiscal year, management must obtain specific pre-approval from the entire Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. In fiscal 2005, 100% of non-audit services were approved by the Audit Committee.

Dismissal of Independent Registered Public Accounting Firm

         On March 24, 2006, the Audit Committee of the Board of Directors of AMCOL approved the dismissal of KPMG LLP as AMCOL's independent registered public accounting firm, effective immediately.

         The audit reports of KPMG LLP on the consolidated financial statements of AMCOL and subsidiaries as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports for 2005 and 2004 contained an explanatory paragraph with respect to the Company changing its method of accounting for stock-based compensation effective January 1, 2003.

         The audit report of KPMG LLP on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         The audit report of KPMG LLP on management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2004 was unqualified and its audit report on the effectiveness of internal control over financial reporting as of December 31, 2004 contained an adverse opinion indicating that AMCOL did not maintain effective internal control over financial reporting as of December 31, 2004 because of the effect of a material weakness in the design of internal controls, which did not address the financial statement accounting considerations arising from income tax matters, or the timing of recording of changes in accounting estimates relating to income taxes of foreign subsidiaries. The effect was further explained in the report as follows:

                  "This control weakness resulted in material errors in the accounting for income taxes, which were identified during the course of the 2004 audit. The material errors led to (i) a restatement of the financial results for the interim periods ended September 30, 2004 in order to both recognize the expected federal income tax refunds relating to certain deductions and credits claimed in amended tax returns filed in September 2004 as well as correct the deferred income tax assets and income taxes payable recorded by a wholly-owned Company subsidiary in the United Kingdom and (ii) a restatement of beginning retained earnings for the year ended December 31, 2001 to reflect the estimate of the refund resulting from certain state tax deductions claimed in amended tax returns filed in September 2004."

         In connection with the audits of the two fiscal years ended December 31, 2005, and through March 24, 2006, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreements in its reports for such periods.

         In connection with the audits of the two fiscal years ended December 31, 2005 and through March 24, 2006, there have been no reportable events (as defined in Item 304(a)(1)(v)) of Regulation S-K) except that KPMG advised AMCOL of the material weakness as explained in KPMG's report on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 as described above. The subject matter of the material weakness was discussed by AMCOL's management and the Audit Committee of the Board of Directors of AMCOL with KPMG. AMCOL has authorized KPMG to respond fully to the inquiries of AMCOL's successor accountant, Ernst & Young LLP, concerning the subject matter of the material weakness.

         AMCOL provided KPMG LLP with a copy of the above disclosure prior to filing a Current Report on Form 8-K with the Securities and Exchange Commission and requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of KPMG LLP's letter stating that it agrees with the above statements is attached as an Exhibit to AMCOL's Form 8-K.

Engagement of Independent Registered Public Accounting Firm

         Also on March 24, 2006, the Audit Committee approved the engagement of Ernst & Young LLP to serve as its independent registered public accounting firm, effective immediately. During the two years ended December 31, 2005 and 2004 and through March 24, 2006, neither the Company nor anyone on its behalf consulted with Ernst & Young LLP with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

         Representatives from KPMG LLP and Ernst & Young LLP will be present at the annual meeting, will be afforded the opportunity to make statements, and will be available to respond to appropriate questions.

                             STOCK PERFORMANCE GRAPH

         The following graph sets forth a five-year comparison of cumulative total shareholder returns for: (i) AMCOL (which trades on the New York Stock Exchange); (ii) the S&P SmallCap 600 Index; and (iii) a custom peer group of publicly traded companies. The peer group consists of companies whose businesses, sales sizes, market capitalization and stock trading volumes are similar to that of AMCOL. The peer group consists of the following companies:
Calgon Carbon Corporation, Compass Minerals International, Inc., Martin Marietta Materials, Inc., Minerals Technologies Inc., Oil-Dri Corporation of America and RPM International Inc.

         All returns were calculated assuming dividend reinvestment on a quarterly basis. Returns were adjusted for spin-offs and other special dividends for both AMCOL and the peer group companies. Further, the tax-effectiveness of any distributions to shareholders was not taken into account. The returns of each company in the peer group have been weighted according to market capitalization.

         The following graph sets forth a five year comparison of the cumulative total shareholder returns for the following: (1) the Corporation's common stock;
(2) the S&P SmallCap 600 Index; and (3) the Peer Group consisting of Calgon Carbon Corporation, Compass Minerals International, Inc., Martin Marietta Materials, Inc., Minerals Technologies, Inc., Oil-Dri Corporation of America and RPM International, Inc. The graph assumes that $100 was invested at the close of business on December 31, 2000 and assumes the reinvestment of all dividends.

                                     S&P SMALL
         DATE           AMCOL         CAP 600       PEER GROUP
         ---------   ------------   ------------   ------------
         12/2000     $     100.00   $     100.00   $     100.00
         12/2001     $     153.19   $     106.54   $     133.66
         12/2002           125.41   $      90.95   $     112.22
         12/2003           446.33   $     126.23   $     150.17
         12/2004           449.63   $     154.82   $     185.42
         12/2005           467.97   $     166.71   $     201.80

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Clarence O. Redman, Secretary and a director, is of counsel to Lord, Bissell & Brook LLP, the principal law firm engaged by AMCOL.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the securities laws of the United States, AMCOL's directors, its executive officers and any persons holding more than 10% of AMCOL's common stock are required to report their initial ownership of AMCOL's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and AMCOL is required to disclose in this proxy statement if a director or executive officer filed a late report. During 2005 there were no delinquent reports except that Mr. McKendrick, an executive officer, filed one late report regarding the sale of 17,088 shares in his 401(k) account and Mrs. L. Weaver, a holder of more than 10% of our common stock, filed one late report regarding 5,100 shares given to her and members of her immediate family. In making these disclosures, AMCOL has relied solely on written representations of its directors and executive officers and copies of the reports filed with the Securities and Exchange Commission.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals intended to be included in AMCOL's proxy statement and form of proxy relating to, and to be presented at, the annual meeting of shareholders of AMCOL to be held in 2007 must be received by AMCOL on or before December 1, 2006.

         If a shareholder intends to present a proposal at the 2007 annual meeting of shareholders but does not seek inclusion of that proposal in AMCOL's proxy statement for that meeting, such shareholder must deliver written notice of the proposal to AMCOL in accordance with the requirements of AMCOL's By-Laws. Generally, such proposals must be delivered to AMCOL between February 10, 2007 and March 12, 2007. All proposals or notices should be directed to the Secretary of AMCOL at One North Arlington, 1500 West Shure Drive, Suite 500, Arlington Heights, Illinois 60004-7803.

          COMMITTEE CHARTERS, GOVERNANCE GUIDELINES AND CODE OF CONDUCT

         Copies of our Audit Committee Charter, Compensation Committee Charter, Nominating and Governance Committee Charter, Corporate Governance Guidelines and Code of Business Conduct and Ethics may be found on our website at www.amcol.com. Copies of these documents are also available to shareholders upon written request. Requests should be directed to the Secretary of AMCOL at One North Arlington, 1500 West Shure Drive, Suite 500, Arlington Heights, Illinois 60004-7803.

                                  OTHER MATTERS

         As of the date of this proxy statement, AMCOL's management knows of no matter not specifically referred to above as to which any action is expected to be taken at the annual meeting. It is intended, however, that the persons named as proxies will vote the proxies regarding such other matters and the transaction of such other business as may be properly brought before the meeting in accordance with their best judgment.

                                             By Order of the Board of Directors,


                                             Clarence O. Redman
                                             Secretary

Arlington Heights, Illinois
April 10, 2006

                                                                      APPENDIX A

                         AMCOL INTERNATIONAL CORPORATION
                          2006 LONG-TERM INCENTIVE PLAN

1.       Preamble.
         --------

         AMCOL International Corporation, a Delaware corporation (the "Company"), hereby establishes the AMCOL International Corporation 2006 Long-Term Incentive Plan (the "Plan") as a means whereby the Company may, through awards of (i) incentive stock options ("ISOs") within the meaning of section 422 of the Code, (ii) non-qualified stock options ("NSOs"), (iii) stock appreciation rights ("SARs"), (iv) restricted stock ("Restricted Stock") and (v) restricted stock units ("Restricted Stock Units"):

                  (a) provide selected officers, directors and employees with additional incentive to promote the success of the Company's business;

                  (b) encourage such persons to remain in the service of the Company; and

                  (c) enable such persons to acquire proprietary interests in the Company.

         2.       Definitions and Rules of Construction.
                  -------------------------------------

         2.01 "Affiliate" means any entity during any period that, in the opinion of the Committee, the Company has a significant economic interest in the entity.

         2.02 "Award" means the grant of Options, SARs, Restricted Stock and/or Restricted Stock Units to a Participant.

         2.03 "Award Date" means the date upon which an Award is awarded to a Participant under the Plan.

         2.04 "Board" or "Board of Directors" means the board of directors of the Company.

         2.05 "Cause" with respect to any Award shall have the meaning set forth in the Participant's employment agreement, or if no meaning is set forth in the Participant's employment agreement or there is no employment agreement, "Cause" shall mean: Participant's commission of a felony or misdemeanor that involves fraud, dishonesty or moral turpitude; or Participant's gross negligence or willful or intentional material misconduct in the performance of his duties. The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for Cause was warranted.

         2.06 "Change of Control" with respect to any Award shall have the meaning set forth in the Participant's employment agreement, or if no meaning is set forth in the Participant's employment agreement or there is no employment agreement, "Change of Control" shall be deemed to have occurred on the first to occur of any of the following:

         (a) any person (as such term is used in Rule 13d-5 under the Exchange Act) or group (as such term is defined in Section 3(a)(9) and 13(d)(3) of the Exchange Act), other than a Subsidiary, any employee benefit plan (or any related trust) of the Company or any of its Subsidiaries or any Excluded Person, becomes the Beneficial Owner (as defined in Rule 13d-3 (or any successor rule) of the Securities and Exchange Commission under the Exchange Act of 1934) of 50.1% or more of the Common Stock of the Company or of Voting Securities representing 50.1% or more of the combined voting power of the Company (such a person or group, a "50.1% Owner"), except that
                  (i) no Change of Control shall be deemed to have occurred solely by reason of such beneficial ownership by a corporation with respect to which both more than 49.9% of the common stock of such corporation and Voting Securities representing more than 49.9% of the aggregate voting power of such corporation are then owned, directly or indirectly, by the persons who were the direct or indirect owners of the common stock and Voting Securities of the Company immediately before such acquisition in substantially the same proportions as their ownership, immediately before such acquisition, of the Common Stock and Voting Securities of the Company, as the case may be and (ii) such corporation shall not be deemed a 50.1% Owner; or

         (b) the Incumbent Directors (determined using the Effective Date of this Plan as the baseline) cease for any reason to constitute at least one-half of the directors of the Company then serving; or

         (c) immediately prior to the consummation by the Company of a merger, reorganization, consolidation, or similar transaction, or a plan or agreement for the sale or other disposition of 50.1% of the consolidated assets of the Company or a plan of liquidation of the Company (any of the foregoing transactions, a "Reorganization Transaction") which is not an Exempt Reorganization Transaction (provided however, there shall be no Change of Control unless the Reorganization Transaction is actually consummated); or

         (d) the approval by the stockholders of the Company of a plan of liquidation of the Company which, based on information included in the proxy and other written materials distributed to the Company's stockholders in connection with the solicitation by the Company of such stockholder approval, is not expected to qualify as an Exempt Reorganization Transaction.

         2.07 "Code" means the Internal Revenue Code of 1986, as amended from time to time or any successor thereto.

         2.08 "Committee" means the Compensation Committee of the Board of Directors.

         2.09 "Common Stock" means Common Stock of the Company, par value $.01 per share.

         2.10 "Company" means AMCOL International Corporation, a Delaware corporation, and any successor thereto.

         2.11 "Covered Employee" means an Employee who is, or as determined by the Committee may become, a "covered employee" within the meaning of section 162(m) of the Code (or any successor provision), which generally means, the chief executive officer and the four other highest compensated executive officers of the Company for whom total compensation is required to be reported to stockholders under the Securities Exchange Act of 1934.

         2.12 "Exchange Act" shall mean the Securities Exchange Act of 1934, as it exists now or from time to time may hereafter be amended.

         2.13 "Excluded Person" means any of the Paul Bechtner Trust, Everett P.Weaver, The Estate of William D. Weaver or any Named Executive, any Affiliates or Family Member of any of the foregoing and any group (as such term is defined in Section 3(a)(9) and 13(d)(3) of the Exchange Act) of which any of the foregoing is a member.

         2.14 "Exempt Reorganization Transaction" means a Reorganization Transaction which results (i) in the Persons who were the direct or indirect owners of the outstanding Common Stock and Voting Securities of the Company immediately before such Reorganization Transaction becoming, immediately after the consummation of such Reorganization Transaction, the direct or indirect owners of both more than 49.9% of the then-outstanding common stock of the Surviving Corporation and Voting Securities representing more than 49.9% of the aggregate voting power of the Surviving Corporation, in substantially the same respective proportions as such Persons' ownership of the common stock and voting Securities of the Company immediately before such Reorganization Transaction;
(ii) in the Excluded Person owning 50% or more of the common stock of the Surviving Corporation or Voting Securities representing 50% or more of the combined voting power of the Surviving Corporation; or (iii) from any merger, reorganization, consolidation or similar transaction or a plan or agreement for sale or other disposition of 50.1% of the consolidated assets of the Company or a plan of liquidation of the Company pursuant to the Bankruptcy Code of Title 11 of the United States Code, as amended from time to time, or any similar or successor statute, domestic or foreign.

         2.15 "Fair Market Value" means as of any date, the closing price for the Common Stock on that date, or if no sales occurred on that date, the next trading day on which actual sales occurred (as reported by the New York Stock Exchange or any securities exchange or automated quotation system of a registered securities association on which the Common Stock is then traded or quoted).

         2.16 "Family Members" mean with respect to an individual, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the individual's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the individual) control the management of assets, and any other entity in which these persons (or the individual) own more than 50% of the voting interests.

         2.17 "Good Reason" with respect to any Award shall have the meaning set forth in the Participant's employment agreement, or if no meaning is set forth in the Participant's employment agreement or there is no employment agreement, shall mean any of the following:

         (a) any significant diminution in the Participant's title, authority, or responsibilities from and after a Change of Control;

         (b) any reduction in the base compensation payable to the Participant from and after a Change of Control; or

         (c) the relocation after a Change of Control of the Company's place of business at which the Participant is principally located to a location that is greater than 50 miles from the site immediately prior to the Change of Control.

         2.18 "Incumbent Directors" means individuals serving as members of the Board as of the Effective Date of this Plan; provided that any subsequently-appointed or elected member of the Board whose election, or nomination for election by stockholders of the Company or the Surviving Corporation, as applicable, was approved by a vote or written consent of at least one-half of the directors then comprising the Incumbent Directors shall also thereafter be considered an Incumbent Director, unless the initial assumption of office of such subsequently-elected or appointed director was in connection with (i) an actual or threatened election contest, including a consent solicitation, relating to the election or removal of one or more members of the Board, (ii) a "tender offer" (as such term is used in Section 14(d) of the Exchange Act), (iii) a proposed Reorganization Transaction, or (iv) a request, nomination or suggestion of any Beneficial Owner of Voting Securities representing 35% or more of the aggregate voting power of the Voting Securities of the Company or the Surviving Corporation, as applicable.

         2.19     "ISO" means an incentive stock option within the meaning of section 422 of the Code. "NSO" means a non-qualified stock option which is not intended to or does not qualify as an ISO under section 422 of the Code.

         2.21     "Option" means an ISO or an NSO.

         2.22 "Option Price" means the price per share of Common Stock at which an Option may be exercised.

         2.23 "Participant" means an individual to whom an Award has been granted under the Plan.

         2.24 "Performance Criteria" means the criteria the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: (i) return on capital; (ii) earnings per share; (iii) net sales; (iv) net earnings; (v) net operating profits; (vi) expense control; (vii) working capital relating to inventory and/or accounts receivable; (viii) operating margin; (ix) share price performance; (x) implementation or completion of critical projects; and (xi) total return to shareholders. The Committee shall, within the time prescribed by section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

         2.25 "Performance Goals" means the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate, a division or business unit of the Company, or an individual. The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period. The Committee, in its discretion, may, within the time prescribed by section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

         2.26 "Performance Period" means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.

         2.27 "Plan" means this AMCOL International Corporation 2006 Long-Term Incentive Plan, as set forth herein and from time to time amended.

         2.28 "Qualified Performance-Based Award" means an Award that is intended to qualify as "qualified performance-based compensation" within the meaning of section 162(m) of the Code and is designated as a Qualified Performance-Based Award pursuant to Section 14 hereof.

         2.29 "Restricted Stock" means the Common Stock awarded to a Participant pursuant to Section 8 of this Plan.

         2.30 "Restricted Stock Unit" means a unit awarded to a Participant pursuant to Section 8 of this Plan evidencing the right of a Participant to receive a fixed number of shares of Common Stock at some future date.

         2.31 "SAR" means a stock appreciation right issued to a Participant pursuant to Section 9 of this Plan.

         2.32     "SEC" means the Securities and Exchange Commission.

         2.33 "Subsidiary" means any entity during any period which the Company owns or controls more than 50% of (i) the outstanding capital stock, or (ii) the combined voting power of all classes of stock.

         2.34 "Surviving Corporation" means the corporation resulting from a Reorganization Transaction or, if securities representing more than 50% of the aggregate Voting Power of such resulting corporation are directly or indirectly owned by another corporation, such other corporation.

         2.35 "Voting Securities" of a corporation means securities of such corporation that are entitled to vote generally in the election of directors of such corporation, but not including any other class of securities of such corporation that may have voting power by reason of the occurrence of a contingency.

         2.36     Rules of Construction:

                  2.36.1   Governing Law and Venue. The construction and
                           -----------------------
         operation of this Plan are governed by the laws of the State of Delaware without regard to any conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction, and any litigation arising out of this Plan shall be brought in the Circuit Court of the State of Illinois or the United States District Court for the Eastern Division of the Northern District of Illinois.

                  2.36.2   Undefined Terms. Unless the context requires another
                           ---------------
         meaning, any term not specifically defined in this Plan is used in the sense given to it by the Code.

                  2.36.3   Headings. All headings in this Plan are for reference
                           --------
         only and are not to be utilized in construing the Plan.

                  2.36.4   Conformity with Section 422. Any ISOs issued under
                           ---------------------------
         this Plan are intended to qualify as incentive stock options described in section 422 of the Code, and all provisions of the Plan relating to ISOs shall be construed in conformity with this intention. Any NSOs issued under this Plan are not intended to qualify as incentive stock options described in section 422 of the Code, and all provisions of the Plan relating to NSOs shall be construed in conformity with this intention.

                  2.36.5   Gender. Unless clearly inappropriate, all nouns of
                           ------
         whatever gender refer indifferently to persons or objects of any gender.

                  2.36.6   Singular and Plural. Unless clearly inappropriate,
                           -------------------
         singular terms refer also to the plural and vice versa.

                  2.36.7   Severability. If any provision of this Plan is
                           ------------
         determined to be illegal or invalid for any reason, the remaining provisions are to continue in full force and effect and to be construed and enforced as if the illegal or invalid provision did not exist, unless the continuance of the Plan in such circumstances is not consistent with its purposes.

3.       Stock Subject to the Plan.
         -------------------------

         3.01     General Limitation. Subject to adjustment as provided in
                  ------------------
Section 12 hereof, the aggregate number of shares of Common Stock for which Awards may be issued under this Plan may not exceed 1,500,000 shares. Reserved shares may be either authorized but unissued shares or treasury shares, in the Board's discretion. If any Award shall terminate, expire, be cancelled or forfeited as to any number of shares of Common Stock (other than a cancellation within the meaning of Code section 162(m)), new Awards may thereafter be awarded with respect to such shares.

         3.02     Individual Limitations.  Subject to adjustment as provided in
                  ----------------------
Section 12 of the Plan:

         (a) the maximum number of shares of Common Stock with respect to which Awards may be granted to any individual during any one calendar year is 200,000 shares; and

         (b) the maximum number of shares of Common Stock with respect to Qualified Performance-Based Awards that can be paid to any Covered Employee under the Plan for a Performance Period is 100,000 shares.

         3.03     Incentive Stock Option Limitation. Subject to adjustment as
                  ---------------------------------
provided in Section 12 of the Plan, the maximum number of shares of Common Stock for which Awards may be granted under the Plan pursuant to ISOs shall be 500,000.

         3.04     Restricted Stock Limitation. Subject to adjustment as provided
                  ---------------------------
in Section 12 of the Plan, the maximum number of shares of Common Stock for which Awards of Restricted Stock and Restricted Stock Units may be granted under the Plan shall be 500,000.

         4.       Administration.
                  --------------

         The Committee shall administer the Plan. All determinations of the Committee are made by a majority vote of its members. The Committee's determinations are final and binding on all Participants. In addition to any other powers set forth in this Plan, the Committee has the following powers:

         (a)      to construe and interpret the Plan;

         (b) to establish, amend and rescind appropriate rules and regulations relating to the Plan;

         (c) subject to the terms of the Plan, to select the individuals who will receive Awards, the times when they will receive them, the form of agreements which evidence such Awards, the number of Options, Restricted Stock, Restricted Stock Units and/or SARs to be subject to each Award, the Option Price, the vesting schedule (including any performance targets to be achieved in connection with the vesting of any Award), the expiration date applicable to each Award and other terms, provisions and restrictions of the Awards (which need not be identical) and subject to Section 18 hereof, to amend or modify any of the terms of outstanding Awards provided, however, that except as permitted by Section 12.01, no outstanding Award may be repriced, whether through cancellation of the Award and the grant of a new Award, or the amendment of the Award, without the approval of the stockholders of the Company;

         (d) to contest on behalf of the Company or Participants, at the expense of the Company, any ruling or decision on any matter relating to the Plan or to any Awards;

         (e) generally, to administer the Plan, and to take all such steps and make all such determinations in connection with the Plan and the Awards granted thereunder as it may deem necessary or advisable; and

         (f) to determine the form in which tax withholding under Section 16 of this Plan will be made (i.e., cash, Common Stock or a combination thereof).

Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, and except with respect to any Qualified Performance-Based Award intended to satisfy the requirements of Code section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

         5.       Eligible Participants.
                  ---------------------

         Present and future directors, officers and employees of the Company or any Subsidiary or Affiliate shall be eligible to participate in the Plan. The Committee from time to time shall select those officers, directors and employees of the Company and any Subsidiary or Affiliate of the Company who shall be designated as Participants and shall designate in accordance with the terms of the Plan the number, if any, of ISOs, NSOs, SARs, Restricted Stock Units and shares of Restricted Stock or any combination thereof, to be awarded to each Participant.

         6.       Terms and Conditions of Non-Qualified Stock Options.
                  ---------------------------------------------------

         Subject to the terms of the Plan, the Committee, in its discretion, may award an NSO to any Participant. Each NSO shall be evidenced by an agreement, in such form as is approved by the Committee, and except as otherwise provided by the Committee, each NSO shall be subject to the following express terms and conditions, and to such other terms and conditions, not inconsistent with the Plan, as the Committee may deem appropriate:

         6.01     Option Period.  Each NSO will expire as of the earliest of:
                  -------------

         (i)      the date on which it is forfeited under the provisions of
                  Section 11.01;

         (ii)     10 years from the Award Date;

         (iii) in the case of a Participant who is an employee of the Company, a Subsidiary or an Affiliate, three months after the Participant's termination of employment with the Company and its Subsidiaries and Affiliates for any reason other than for Cause, death, total and permanent disability or retirement on or after age 65;

         (iv) in the case of a Participant who is a member of the board of directors of the Company or a Subsidiary or Affiliate, but not an employee of the Company, a Subsidiary or an Affiliate, three months after the Participant's termination as a member of the board for any reason other than for Cause, death, total and permanent disability or retirement on or after age 65;

         (v) immediately upon the Participant's termination of employment with the Company and its Subsidiaries and Affiliates or service on a board of directors of the Company or a Subsidiary or Affiliate for Cause;

         (vi) 12 months after the Participant's death or total and permanent disability;

         (vii) 60 months after the Participant's termination of employment with the Company and its parent and Subsidiaries or service on the Board on account of retirement on or after age 65; or

         (viii) any other date specified by the Committee when the NSO is granted.

         6.02     Option Price. At the time granted, the Committee shall
                  ------------
determine the Option Price of any NSO. However, the Option Price shall not be less than 100% of the Fair Market Value of the Common Stock subject to the NSO on the Award Date.

         6.03     Vesting. Unless otherwise determined by the Committee and set
                  -------
forth in the agreement evidencing an Award, NSO Awards shall vest in accordance with Section 11.01.

         6.04     Other Option Provisions. The form of NSO authorized by the
                  -----------------------
Plan may contain such other provisions as the Committee may from time to time determine.

         7.       Terms and Conditions of Incentive Stock Options
                  -----------------------------------------------

         Subject to the terms of the Plan, the Committee, in its discretion, may award an ISO to any employee of the Company or a Subsidiary. Each ISO shall be evidenced by an agreement, in such form as is approved by the Committee, and except as otherwise provided by the Committee, each ISO shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Committee may deem appropriate:

         7.01     Option Period.  Each ISO will expire as of the earliest of:
                  -------------

         (i)      the date on which it is forfeited under the provisions of
                  Section 11.01;

         (ii)     10 years from the Award Date, except as set forth in Section
                  7.02 below;

         (iii) immediately upon the Participant's termination of employment with the Company and its Subsidiaries for Cause;

         (iv) three months after the Participant's termination of employment with the Company and its Subsidiaries for any reason other than for Cause or death or total and permanent disability;

         (v) 12 months after the Participant's death or total and permanent disability;

         (vi) any other date (within the limits of the Code) specified by the Committee when the ISO is granted.

Notwithstanding the foregoing provisions granting discretion to the Committee to determine the terms and conditions of ISOs, such terms and conditions shall meet the requirements set forth in section 422 of the Code or any successor thereto.

         7.02     Option Price and Expiration. The Option Price of any ISO shall
                  ---------------------------
be determined by the Committee at the time an ISO is granted, and shall be no less than 100% of the Fair Market Value of the Common Stock subject to the ISO on the Award Date; provided, however, that if an ISO is granted to a Participant who, immediately before the grant of the ISO, beneficially owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, the Option Price shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO on the Award Date and in such cases, the exercise period specified in the Option agreement shall not exceed five years from the Award Date.

         7.03     Vesting. Unless otherwise determined by the Committee and set
                  -------
forth in the agreement evidencing an Award, ISO Awards shall vest in accordance with Section 11.01.

         7.04     Other Option Provisions. The form of ISO authorized by the
                  -----------------------
Plan may contain such other provisions as the Committee may, from time to time, determine; provided, however, that such other provisions may not be inconsistent with any requirements imposed on incentive stock options under Code section 422 and the regulations thereunder.

         7.05     $100,000 Limitation. To the extent required by Code
                  -------------------
section 422, if the aggregate Fair Market Value (determined as of the time of grant) of Common Stock with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan and all other plans of the Company and its Subsidiaries) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as NSOs.

         8.       Terms and Conditions of Awards of Restricted Stock or
                  -----------------------------------------------------
                  Restricted Stock Units.
                  ----------------------

         Subject to the terms of the Plan, the Committee, in its discretion, may award Restricted Stock or Restricted Stock Units to any Participant. Each Award of Restricted Stock or Restricted Stock Units shall be evidenced by an agreement, in such form as is approved by the Committee, and, except as otherwise provided by the Committee, all shares of Common Stock awarded to Participants under the Plan as Restricted Stock and all Restricted Stock Units shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

         (a)      Restricted Period. Restricted Stock Units and shares of
                  -----------------
                  Restricted Stock awarded under this Section 8 may not be sold, assigned, transferred, pledged or otherwise encumbered before they vest, other than as permitted by Section 13 hereof.

         (b)      Vesting. Unless otherwise determined by the Committee, Awards
                  -------
                  of Restricted Stock and Restricted Stock Units under this
                  Section 8 shall vest in accordance with Section 11.02. Until a Participant's shares of Restricted Stock vest, he will have all of the rights of a shareholder of the Company including, but not limited to, the right to vote such shares and the right to receive cash dividends declared thereon, but all noncash dividends and distributions with respect to shares of Restricted Stock shall be subject to the same vesting and other restrictions applicable to the underlying shares of Restricted Stock.

         (c)      Certificate Legend for Restricted Stock Awards. Each
                  ----------------------------------------------
                  certificate issued in respect of shares of Restricted Stock awarded under this Section 8 shall be registered in the name of the Participant and shall bear the following (or a similar) legend until such shares have vested:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) relating to Restricted Stock contained in Section 8 of the AMCOL International Corporation 2006 Long-Term Incentive Plan and an Agreement entered into between the registered owner and AMCOL International Corporation. Copies of such Plan and Agreement are on file at the principal office of AMCOL International Corporation."

         (d)      Restricted Stock Units. In the case of an Award of Restricted
                  ----------------------
                  Stock Units, no shares of Common Stock or other property shall be issued at the time such Award is granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units, shares of Common Stock shall be issued to the holder of the Restricted Stock Units and evidenced in such manner as the Committee may deem appropriate.

         9.       Terms and Conditions of Stock Appreciation Rights.
                  -------------------------------------------------

         The Committee may, in its discretion, grant a SAR to any Participant under the Plan. Each SAR shall be evidenced by an agreement between the Company and the Participant, and may relate to and be associated with all or any part of a specific ISO or NSO. A SAR shall entitle the Participant to whom it is granted the right, so long as such SAR is exercisable and subject to such limitations as the Committee shall have imposed, to surrender any then exercisable portion of his SAR and, if applicable, the related ISO or NSO, in whole or in part, and receive from the Company in exchange, without any payment of cash (except for applicable employee withholding taxes), that number of shares of Common Stock having an aggregate Fair Market Value on the date of surrender equal to the product of (i) the excess of the Fair Market Value of a share of Common Stock on the date of surrender over the Fair Market Value of the Common Stock on the date the SARs were issued, or, if the SARs are related to an ISO or an NSO, the per share Option Price under such ISO or NSO on the Award Date, and (ii) the number of shares of Common Stock subject to such SAR, and, if applicable, the related ISO or NSO or portion thereof which is surrendered.

         Except as otherwise determined by the Committee and set forth in the Agreement, a SAR granted in conjunction with an ISO or NSO shall terminate on the same date as the related ISO or NSO and shall be exercisable only if the Fair Market Value of a share of Common Stock exceeds the Option Price for the related ISO or NSO, and then shall be exercisable to the extent, and only to the extent, that the related ISO or NSO is exercisable. The Committee may at the time of granting any SAR add such additional conditions and limitations to the SAR as it shall deem advisable, including, but not limited to, limitations on the period or periods within which the SAR shall be exercisable and the maximum amount of appreciation to be recognized with regard to such SAR. Any ISO or NSO or portion thereof which is surrendered with a SAR shall no longer be exercisable. A SAR that is not granted in conjunction with an ISO or NSO shall terminate on such date as is specified by the Committee in the SAR agreement and shall vest in accordance with Section 11.02. The Committee, in its sole discretion, may allow the Company to settle all or part of the Company's obligation arising out of the exercise of a SAR by the payment of cash equal to the aggregate Fair Market Value of the shares of Common Stock which the Company would otherwise be obligated to deliver.

         10.      Manner of Exercise of Options.
                  -----------------------------

To exercise an Option in whole or in part, a Participant (or, after his death, his executor or administrator) must give written notice to the Committee, stating the number of shares with respect to which he intends to exercise the Option. The Company will issue the shares with respect to which the Option is exercised upon payment in full of the Option Price. The Committee may permit the Option Price to be paid in cash or shares of Common Stock held by the Participant having an aggregate Fair Market Value, as determined on the date of delivery, equal to the Option Price, provided such shares of Common Stock meet such criteria as the Committee shall from time to time establish (e.g. that such shares are "mature" shares under generally accepted accounting principles). The Committee may permit a Participant to elect to pay the Option Price upon the exercise of an Option by authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Option Price and any tax withholding resulting from such exercise. The Committee may also permit the Option Price to be paid by any other method permitted by law, including by delivery to the Committee from the Participant of an election directing the Company to withhold the number of shares of Common Stock from the Common Stock otherwise due upon exercise of the Option having an aggregate Fair Market Value on that date equal to the Option Price. If a Participant pays the Option Price with shares of Common Stock which were received by the Participant upon exercise of one or more ISOs, and such Common Stock has not been held by the Participant for at least the greater of:

         (a)      two years from the date the ISOs were granted; or

         (b) one year after the transfer of the shares of Common Stock to the Participant,

the use of the shares shall constitute a disqualifying disposition and the ISO underlying the shares used to pay the Option Price shall no longer satisfy all of the requirements of Code Section 422.

         11.      Vesting.
                  -------

         11.01    Options. A Participant may not exercise an Option until it has
                  -------
vested. The portion of an Award of Options that is vested depends upon the period that has elapsed since the Award Date. The following schedule applies to any Award of Options under this Plan unless the Committee establishes a different vesting schedule:

             Number of Years Since Award
                        Date                     Vested Percentage
             ---------------------------         -----------------
                   Fewer than one                        0%
               One but fewer than two                   33%
              Two but fewer than three                  66%
                   Three or more                        100%

         Notwithstanding the above schedule, unless otherwise determined by the Committee, a Participant's Awards shall become fully vested if a Participant's employment with the Company and its Subsidiaries and Affiliates or service on the board of directors of the Company, a Subsidiary or an Affiliate is terminated due to: (i) retirement on or after his sixty-fifth birthday; (ii) retirement on or after his fifty-fifth birthday with consent of the Company;
(iii) retirement at any age on account of total and permanent disability as determined by the Company; or (iv) death. Unless the Committee otherwise provides or the preceding sentence of this Section or Section 11.03 applies, if a Participant's employment with or service to the Company, a Subsidiary or an Affiliate terminates for any other reason, any Awards that are not yet vested are immediately and automatically forfeited; provided, however, in such special circumstances as the Committee deems appropriate, the Committee may take such action as it deems equitable in the circumstances or in the best interests of the Company, including, without limitation, fully vesting an Award or waiving or modifying any other limitation or requirement under the Award.

         A Participant's employment shall not be considered to be terminated hereunder by reason of a transfer of his employment from the Company to a Subsidiary or Affiliate, or vice versa, or a leave of absence approved by the Participant's employer. A Participant's employment shall be considered to be terminated hereunder if, as a result of a sale or other transaction, the Participant's employer ceases to be a Subsidiary or Affiliate (and the Participant's employer is or becomes an entity that is separate from the Company and its Subsidiaries and Affiliates).

         11.02    Restricted Stock, Restricted Stock Units and SARs.
                  -------------------------------------------------
The Committee shall establish the vesting schedule to apply to any Award of Restricted Stock, Restricted Stock Units or SAR that is not associated with an ISO or NSO granted under the Plan to a Participant, and in the absence of such a vesting schedule set forth in the Agreement evidencing the Award, such Award shall vest in accordance with Section 11.01.

         11.03    Effect of "Change of Control". Notwithstanding Sections 11.01
                  -----------------------------
and 11.02 above, if within 12 months following a "Change of Control" the employment of a Participant with the Company and its Subsidiaries and Affiliates is terminated without Cause or the Participant resigns for Good Reason, any Award issued to the Participant shall be fully vested, and in the case of an Award other than an Award of Restricted Stock or Restricted Stock Units, fully exercisable for 90 days following the date on which the Participant's service with the Company and its Subsidiaries and Affiliates is terminated, but not beyond the date the Award would otherwise expire but for the Participant's termination of employment.

         12.      Adjustments to Reflect Changes in Capital Structure.
                  ---------------------------------------------------

         12.01    Adjustments. If there is any change in the corporate structure
                  -----------
or shares of the Company, the Committee may make any appropriate adjustments, including, but not limited to, such adjustments deemed necessary to prevent accretion, or to protect against dilution, in the number and kind of shares of Common Stock with respect to which Awards may be granted under this Plan (including the maximum number of shares of Common Stock with respect to which Awards may be granted under this Plan in the aggregate and individually to any Participant during any calendar year as specified in Section 3) and, with respect to outstanding Awards, in the number and kind of shares covered thereby and in the applicable Option Price. For the purposes of this Section 12, a change in the corporate structure or shares of the Company includes, without limitation, any change resulting from a recapitalization, stock split, stock dividend, consolidation, rights offering, separation, reorganization, or liquidation (including a partial liquidation) and any transaction in which shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or another corporation.

         12.02    Cashouts. In the event of an extraordinary dividend or other
                  ---------
distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, or other extraordinary corporate transaction, the Committee may, in such manner and to such extent (if any) as it deems appropriate and equitable, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards for the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of Common Stock upon or in respect of such event; provided, however, in each case, that with respect to any ISO no such adjustment may be made that would cause the Plan to violate section 422 of the Code (or any successor provision).

         12.03    Section 409A. Notwithstanding the foregoing: (i) any
                  ------------
adjustments made pursuant to Section 12 hereof to Awards that are considered "deferred compensation" within the meaning of section 409A of the Code shall be made in compliance with the requirements of section 409A of the Code unless the Participant consents otherwise; (ii) any adjustments made pursuant to Section 12 of the Plan to Awards that are not considered "deferred compensation" subject to section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to section 409A of the Code or comply with the requirements of section 409A of the Code unless the Participant consents otherwise; and (iii) the Committee shall not have the authority to make any adjustments pursuant to Section 12 of the Plan to the extent that the existence of such authority would cause an Award that is not intended to be subject to section 409A of the Code to be subject thereto.

         13.      Nontransferability of Awards.
                  ----------------------------

         13.01    ISOs. ISOs are not transferable, voluntarily or involuntarily,
                  ----
other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. During a Participant's lifetime, his ISOs may be exercised only by him.

         13.02    Awards Other Than ISOs. All Awards granted pursuant to this
                  ----------------------
Plan other than ISOs are transferable by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, or in the Committee's discretion after vesting. With the approval of the Committee, a Participant may transfer an Award (other than an ISO) for no consideration to or for the benefit of one or more Family Members of the Participant subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Award prior to such transfer. The transfer of an Award pursuant to this
Section 13 shall include a transfer of the right set forth in Section 18 hereof to consent to an amendment or revision of the Plan and, in the discretion of the Committee, shall also include transfer of ancillary rights associated with the Award. The provisions of this Section 13 shall not apply to any Common Stock issued pursuant to an Award for which all restrictions have lapsed and is fully vested.

         14.      PERFORMANCE-BASED AWARDS

         14.01    Purpose. The purpose of this Section 14 is to provide the
                  -------
Committee the ability to qualify Awards of Restricted Stock and Restricted Stock Units as Qualified Performance-Based Awards. If the Committee, in its discretion, decides to grant to a Covered Employee an Award of Restricted Stock or Restricted Stock Units that is intended to constitute a Qualified Performance-Based Award, the provisions of this Section 14 shall control over any contrary provision contained herein; provided, however, that the Committee may in its discretion grant Awards of Restricted Stock or Restricted Stock Units to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Section 14.

         14.02    Applicability. This Section 14 shall apply only to those
                  -------------
Covered Employees selected by the Committee to receive Qualified Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the relevant Performance Period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

         14.03    Procedures with Respect to Qualified Performance-Based Awards.
                  -------------------------------------------------------------
To the extent necessary to comply with the Qualified Performance-Based Award requirements of section 162(m)(4)(C) of the Code, with respect to any Award of Restricted Stock or Restricted Stock Units that may be granted to one or more Covered Employees, no later than 90 days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. No Award or portion thereof that is subject to the satisfaction of any condition shall be considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved. The Committee may not increase during a year the amount of a Qualified Performance-Based Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the agreement evidencing the Award.

         14.04    Payment of Qualified Performance-Based Awards. Unless
                  ---------------------------------------------
otherwise provided in the applicable agreement evidencing the Award, a Participant must be employed by the Company or a subsidiary on the day a Qualified Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Qualified Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

         14.05    Additional Limitations. Notwithstanding any other provision of
                  ----------------------
the Plan, any Award granted to a Covered Employee that is intended to constitute a Qualified Performance-Based Award under this Section 14 shall be subject to any additional limitations set forth in section 162(m) of the Code (including any amendment to section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

         14.06    Effect on Other Plans and Arrangements. Nothing contained in
                  --------------------------------------
the Plan will be deemed in any way to limit or restrict the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

         14.      Rights as Stockholder.
                  ---------------------

         No Common Stock may be delivered upon the exercise of any Option until full payment has been made. A Participant has no rights whatsoever as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate for the shares except as otherwise determined by the Committee and set forth in the Agreement.

         16.      Withholding Taxes.
                  -----------------

         The Committee may, in its discretion and subject to such rules as it may adopt, permit or require a Participant to pay all or a portion of the federal, state and local taxes, including FICA and Medicare withholding tax, arising in connection with any Awards by (i) having the Company withhold shares of Common Stock at the minimum rate legally required, (ii) tendering back shares of Common Stock received in connection with such Award or (iii) delivering other previously acquired shares of Common Stock having a Fair Market Value approximately equal to the amount to be withheld.

         17.      No Right to Employment.
                  ----------------------

         Participation in the Plan will not give any Participant a right to be retained as an employee or director of the Company or its Subsidiaries or Affiliates, or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the Plan.

         18.      Amendment of the Plan.
                  ---------------------

         The Board of Directors may from time to time amend or revise the terms of this Plan in whole or in part, subject to the following limitations:

         (a) no amendment may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, no such consent shall be required if the Committee determines in its sole and absolute discretion that the amendment or revision (i) is required or advisable in order for the Company, the Plan or the Award to satisfy applicable law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (ii) in connection with any transaction or event described in Section 12, is in the best interests of the Company or its shareholders. The Committee may, but need not, take the tax consequences to affected Participants into consideration in acting under the preceding sentence.

         (b) no amendment may increase the limitations on the number of shares set forth in Section 3, unless any such amendment is approved by the Company's stockholders; and

         (c) no amendment may be made to the provisions of Section 4(c) relating to repricing unless such amendment is approved by the Company's stockholders;

provided, however, that adjustments pursuant to Section 12.01 shall not be subject to the foregoing limitations of this Section 18.

         19.      Conditions Upon Issuance of Shares.
                  ----------------------------------

         An Option shall not be exercisable and a share of Common Stock shall not be issued pursuant to the exercise of an Option, and Restricted Stock or Restricted Stock Units shall not be awarded until and unless the Award of Restricted Stock or Restricted Stock Units, exercise of such Option and the issuance and delivery of such share pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or national securities association upon which the shares of Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         20.      Substitution or Assumption of Awards by the Company.
                  ---------------------------------------------------

         The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to section 424(a) of the Code). In the event the Company elects to grant a new Award rather than assuming an existing option, such new Award may be granted with a similarly adjusted exercise price.

         21.      Section 409A.
                  ------------

         It is the intention of the Company that no Award shall be "deferred compensation" subject to section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto, shall be set forth in the applicable agreement governing the Award, and shall comply in all respects with section 409A of the Code.

         22.      Effective Date and Termination of Plan.
                  --------------------------------------

         22.01    Effective Date.  This Plan is effective as of the date of its
                  --------------
approval by the stockholders of the Company.

         22.02    Termination of the Plan. The Plan will terminate 10 years
                  -----------------------
after the date it is approved by the stockholders of the Company; provided, however, that the Board of Directors may terminate the Plan at any time prior thereto with respect to any shares that are not then subject to Awards. Termination of the Plan will not affect the rights and obligations of any Participant with respect to Awards granted before termination.

                                                                      APPENDIX B

                         AMCOL INTERNATIONAL CORPORATION
                           ANNUAL CASH INCENTIVE PLAN

1.       Purpose. The purpose of the AMCOL International Corporation Annual Cash
         -------
Incentive Plan (the "Plan") is to provide performance-based incentive cash compensation to executive officers and other selected key employees of AMCOL International Corporation (the "Company") and its subsidiaries, in order to promote the growth, performance and success of the Company.

2.       Administration.
         --------------

         2.1      The Committee.  The Plan will be administered by the
                  -------------
Compensation Committee of the Company's board of directors (the "Committee").

         2.2      Responsibility and Authority of the Committee. Subject to the
                  ---------------------------------------------
provisions of the Plan, the Committee, acting in its discretion, will have responsibility and authority to (a) select the individuals who may participate in the Plan, which individuals shall be executive officers or other key employees of the Company or its subsidiaries, (b) prescribe the terms and conditions of each participant's award and make amendments thereto, (c) determine whether and the extent to which performance goals have been met, (d) construe, interpret and apply the provisions of the Plan and of any agreement or other document evidencing an award made under the Plan, and (e) make any and all determinations and take any and all other actions as it deems necessary or desirable in order to carry out the terms of the Plan. The Committee's interpretations of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its shareholders and any person granted an opportunity under the Plan.

3.       Performance-Based Compensation Opportunities.
         --------------------------------------------

         3.1      General. Each award made under the Plan will represent the
                  -------
right to receive incentive cash compensation upon the achievement of specific objective target performance goals that are established by the Committee in writing and communicated to the recipient of the award by the 90th day of the applicable performance period or, if earlier, before 25% of the applicable performance period has elapsed. The Committee will determine the performance period applicable to an award. Subject to the requirements of the Plan and applicable law, each award will contain such other terms and conditions as the Committee, acting in its discretion, may prescribe.

         3.2      Performance Goals. The amount, if any, payable to a
                  -----------------
participant with respect to an award will depend upon whether and the extent to which the performance goal(s) of the award are achieved during the applicable performance period. Performance goals shall be established on an annual basis and may be established on a corporate-wide basis and/or with respect to operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. The Committee may establish different levels of payment under an award to correspond with different levels of achievement of performance goals specified in the award. Awards may contain more than one target performance goal. Multiple performance goals contained in an award may be aggregated, weighted, expressed in the alternative or otherwise specified by the Committee. The level or levels of performance specified with respect to a performance goal may be expressed in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Committee may determine. Notwithstanding anything to the contrary contained in the Plan, the performance goals under any award must be objective and must otherwise meet the requirements of Section 162(m) of the Internal Revenue Code of 1986 (the "Code").

         3.3      Business Criteria for Performance Goals. Target performance
                  ---------------------------------------
goals may be based upon one or more objective business criteria that apply to the individual participant, one or more business units or subsidiaries or the Company as a whole. The business criteria shall be as follows, individually or in combination: (i) return on capital; (ii) earnings per share; (iii) net sales;
(iv) net earnings; (v) net operating profits; (vi) expense control; (vii) working capital relating to inventory and/or accounts receivable; (viii) operating margin; (ix) share price performance; (x) implementation or completion of critical projects; and (xi) total return to shareholders.

         3.4      Adjustments. The Committee may reduce or eliminate an award
                  -----------
made under the Plan for any reason, including, without limitation, changes in the position or duties of a participant during or after a performance period, whether due to termination of employment (including death, disability, retirement, voluntary termination or termination with or without cause) or otherwise.

         3.5      Certification. Following the completion of the performance
                  -------------
period applicable to an award, the Committee shall determine and shall certify in writing whether and the extent to which the performance goal(s) under the award have been achieved, as well as the amount, if any, payable to the participant as a result of such achievement(s), which determination(s) and certification(s) shall be subject to and shall be made in accordance with the requirements of Section 162(m) of the Code.

         3.6      Payment of Amounts Earned. Subject to such deferral and/or
                  -------------------------
other conditions as may be permitted or required by the Committee, cash amounts earned under an award will be paid or distributed as soon as practicable following the Committee's determination and certification of such amounts.

         3.7      Maximum Annual Amount Payable to a Participant.
                  ----------------------------------------------
Notwithstanding anything to the contrary contained herein, no individual may earn more than two million dollars ($2,000,000) in any calendar year pursuant to an award made to such individual under the Plan.

         3.8      Deferral. Notwithstanding anything contained herein to the
                  --------
contrary, if permitted under Section 409A of the Code, in the event that all or a portion of an annual incentive award shall be ineligible for treatment as "qualified performance-based compensation" under Section 162(m) of the Code, the committee, in its sole discretion, shall have the right, with respect to any participant who is a "covered employee" under Section 162(m) of the Code, to defer, in whole or in part, such participant's receipt of payment of his or her annual incentive award until the participant is no longer a "covered employee" or until such time as shall be determined by the Committee, provided that the Committee may effect such a deferral only in a situation where the Company would be prohibited a deduction under Section 162(m) of the Code and such deferral shall be limited to the portion of the award that is not deductible.

4.       Non-transferability. No interest in or under an award made or a payment
         -------------------
due or to become due under the Plan may be assigned, transferred or otherwise alienated other than by will or the laws of descent and distribution, and any attempted assignment, alienation, sale, transfer, pledge, encumbrance, charge or other alienation of any such interest shall be void and unenforceable.

5.       No Right to Continued Employment. No award and nothing contained in the
         --------------------------------
Plan or in any document relating to the Plan shall confer upon an eligible employee or participant any right to continue as an employee of the Company or a subsidiary or constitute a contract or agreement of employment.

6.       Withholding Taxes. The Company (or the relevant subsidiary or
         -----------------
affiliate) shall have the right to deduct from all payouts of opportunities hereunder any federal, state, local or foreign taxes required by law to be withheld with respect to such payouts.

7.       Amendment and Termination. The board of directors of the Company may
         -------------------------
amend the Plan at any time and from time to time. Any such amendment may be made without approval of the Company's shareholders unless and except to the extent such approval is required in order to satisfy the shareholder approval requirements of Section 162(m) of the Code. The Company's board of directors may terminate the Plan at any time.

8.       Unfunded Plan. The Plan shall be unfunded. The Company shall not be
         -------------
required to establish any special or separate fund or to make any other segregation of assets to assure the payout of any award under the Plan.

9.       Miscellaneous.
         -------------

         9.1      Governing Law. The Plan and any award made under the Plan
                  -------------
shall be subject to and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

         9.2      Section 162(m) of the Code. It is intended that amounts
                  --------------------------
payable pursuant to awards made under the Plan shall constitute "qualified performance-based compensation" and thus be exempt from the annual $1 million limitation on the deductibility of executive compensation. The Plan and each award made under the Plan will be interpreted, construed and applied accordingly.

         9.3      Effective Date. Subject to its approval by the shareholders,
                  --------------
the Plan shall become effective for the 2006 fiscal year and shall remain effective until the first annual meeting of shareholders in the 2011 fiscal year, subject to the right of the board of directors of the Company to terminate the Plan. Any award made under the Plan prior to approval of the shareholders shall be effective as of the date made (unless the Committee specifies otherwise at the time an award is made), but no award may be paid out prior to approval of the Plan by the shareholders. In addition, if the shareholders fail to approve the Plan, any award made under the Plan shall be cancelled. The performance criteria specified in the Plan shall be re-submitted for shareholder approval as and when required by Treasury Department regulations in order to ensure compliance with the shareholder approval requirements of Section 162(m) of the Code on an ongoing basis.

                         AMCOL INTERNATIONAL CORPORATION

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2006

         As a shareholder of AMCOL International Corporation (the "Company"), I acknowledge receipt of Notice of Annual Meeting and accompanying Proxy Statement and appoint John Hughes, Lawrence E. Washow and Paul C. Weaver, or any one of them, with full power of substitution as proxies, to vote all shares of stock of the Company that I am entitled to vote, at the annual meeting of shareholders to be held on Thursday, May 11, 2006, 11:00 a.m., Central Daylight Savings time, and at any adjournment thereof, at the Hilton Hotel Northbrook, 2855 North Milwaukee Avenue, Northbrook, Illinois.

         1. The election of Robert E. Driscoll, III, Daniel P. Casey and Dale E. Stahl to three-year terms as Class II directors.

         [ ]  FOR ALL NOMINEES EXCEPT       [ ]   WITHHELD AUTHORITY TO VOTE FOR
              NOMINEES WRITTEN BY THE             ALL NOMINEES
              UNDERSIGNED BELOW

         2. The approval of the AMCOL International Corporation 2006 Long-Term Incentive Plan.

         [ ] FOR      [ ]  AGAINST      [ ] ABSTAIN

         3. The approval of the AMCOL International Corporation Annual Cash Incentive Plan.

         [ ] FOR      [ ]  AGAINST      [ ] ABSTAIN

         THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN, AND IN THE ABSENCE OF SUCH INSTRUCTIONS, SHALL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR, FOR THE APPROVAL OF THE 2006 LONG-TERM INCENTIVE PLAN AND FOR THE ANNUAL CASH INCENTIVE PLAN. IF OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES ON THOSE MATTERS.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         You are urged to mark, sign and return your proxy promptly in the enclosed self-addressed, postage-paid (if mailed in the United States) envelope.

         Dated _____________, 2006


         --------------------------------------------
         SIGNATURE OF SHAREHOLDER


         --------------------------------------------
         SIGNATURE OF SHAREHOLDER

         When signing the proxy, please date it and take care to have the signature agree to the shareholder's name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustee and guardians should so indicate when signing.

                            PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as
----
possible.

                                      -OR-

TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and
---------
follow the instructions. Have your control number and proxy card available when you call.

                                      -OR-

INTERNET - Access www.voteproxy.com and follow the on-screen instructions. Have
--------
your control number available when you access the web page.

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER